As filed with the Securities and Exchange Commission on November 8, 2004

Securities Act File No. 333-119454

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☑	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.
(Check appropriate box or boxes)

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Telephone Number: (888) 825-2257

(Area Code and Telephone Number)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq. Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522	Sarah E. Cogan, Esq. Cynthia G. Cobden, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954	Gregory D. Sheehan, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Investor A, B, C and Institutional shares, each with a par value of $0.001 per share, of the BlackRock High Yield Bond Portfolio, a series of the registrant. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 811-05742) pursuant to Rule 24f-2 under the Investment Company Act of 1940.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of State Street Research High Income Fund.

2.	Questions and Answers to Shareholders of State Street Research High Income Fund.

3.	Notice of Special Meeting of Shareholders of State Street Research High Income Fund.

4.	Combined Prospectus/Proxy Statement regarding the proposed Reorganization of State Street Research High Income Fund, a series of State Street Research Income Trust, into the BlackRock High Yield Bond Portfolio, a series of BlackRock Funds.

5.	Statement of Additional Information regarding the proposed Reorganization of State Street Research High Income Fund into the BlackRock High Yield Bond Portfolio.

6.	Part C Information

7.	Exhibits

STATE STREET RESEARCH FUNDS

One Financial Center

Boston, Massachusetts 02111

November 10, 2004

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of the State Street Research High Income Fund (the “SSR Fund”), a series of the State Street Research Income Trust, to be held on December 27, 2004. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your fund.

As you know, the SSR Fund is advised by State Street Research & Management Company (“SSRM”). The proposal you will be asked to consider at the meeting arises from the fact that SSRM’s parent company, MetLife, Inc.®, announced on August 26, 2004 that it agreed to sell SSRM to BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the U.S. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the SSR Fund into the BlackRock High Yield Bond Portfolio (the “BlackRock Fund”) of BlackRock Funds, a fund with an investment objective and investment policies similar to those of your fund. This proposed Reorganization is part of the effort to consolidate State Street Research mutual funds with comparable BlackRock mutual funds. The State Street Research and BlackRock investment management organizations have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the SSR Fund will not bear costs of the Reorganization.

The Board of Trustees of the State Street Research Income Trust believes the transaction is in the best interests of the SSR Fund and its shareholders, and unanimously recommends that you vote “FOR” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

•	By calling us toll-free at 1-877-456-6399;

•	By visiting our website at www.ssrfunds.com;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Richard S. Davis

Chairman of the Board, President and

Chief Executive Officer

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	WHY IS A SHAREHOLDER MEETING BEING HELD?

A:	You are being asked to approve a reorganization (the “Reorganization”) of State Street Research High Income Fund (the “SSR Fund”) into BlackRock High Yield Bond Portfolio (the “BlackRock Fund”), a fund that pursues an investment objective and investment strategy similar to that of the SSR Fund. If the proposed Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will become a shareholder of the BlackRock Fund and the SSR Fund will be dissolved. Holders of BlackRock Fund Investor A, B and C shares will have exchange privileges among the BlackRock funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock High Yield Bond Portfolio.

The Reorganization arises out of BlackRock’s agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc. and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to the SSR Fund, from MetLife, Inc.® (“MetLife”). The Reorganization is part of a larger initiative to consolidate the funds for which SSRM acts as investment adviser with comparable funds for which BlackRock Advisors, Inc. (“BlackRock Advisors”) serves as investment adviser.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management at September 30, 2004. BlackRock is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Q:	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A:	After careful consideration, the Board of Trustees of the State Street Research Income Trust (the “SSR Trust Board”) has determined that the proposed Reorganization will benefit the shareholders of the SSR Fund and recommends that you cast your vote “FOR” the proposed Reorganization. The SSR Trust Board anticipates that shareholders of the SSR Fund will benefit from (i) the similarities between the investment objectives and policies of the BlackRock Fund and the SSR Fund, (ii) the fact that BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level no greater than that of the SSR Fund until February 1, 2007, (iii) the combined fund having access to significantly more investment professionals and related resources, and (iv) the same level of services they currently receive, including the current call center for at least one year, in addition to a broader array of options offered by a larger fund family.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:	Assuming shareholders of the SSR Fund approve the proposed Reorganization, the assets and certain stated liabilities of the SSR Fund will be combined with those of the BlackRock Fund, an account will be set up in your name at BlackRock funds and you will receive shares of the BlackRock Fund. The value of the shares you receive in the Reorganization will equal the value of the shares you own immediately prior to the Reorganization.

Q:	WHO WILL ADVISE THE BLACKROCK FUND ONCE THE REORGANIZATION IS COMPLETED?

A:	BlackRock Advisors and its portfolio managers and affiliates that run the day-to-day operation of the BlackRock funds will manage your fund.

Q:	WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A:	You will pay no sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased the shares from the SSR Fund or (ii) you purchased your shares of any other State Street Research fund and subsequently exchanged them for shares of the SSR Fund.

Q:	HOW DO OPERATING EXPENSES PAID BY THE BLACKROCK FUND COMPARE TO THOSE PAYABLE BY THE SSR FUND?

A:	Following the Reorganization, the BlackRock Fund’s contracted combined advisory, administration and 12b-1 fees will generally be higher than those of your fund, however, BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the SSR Fund for the year ended March 31, 2004, until February 1, 2007.

Q:	WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE BLACKROCK FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive the same or similar class of shares of the BlackRock Fund. Holders of the Class B shares will receive the BlackRock Fund Investor A shares. The value of the shares you receive in the Reorganization will be equal to the value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the SSR Fund, it is not necessary to surrender such certificates.

Q:	WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A:	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, your fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange solely for the shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of the shares of the BlackRock Fund in connection with the Reorganization.

Q:	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemption, any applicable contingent deferred sales charges will be applied.

Q:	HOW DO I VOTE MY PROXY?

A:	You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote online or via telephone, please have the voting form in hand and call the number or go to the website address on the enclosed form and follow the instructions.

Q:	WHEN WILL THE REORGANIZATION OCCUR?

A:	If approved by shareholders, the Reorganization is expected to occur in early 2005 contemporaneously with BlackRock’s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. The Reorganization will not take place in the event that for any reason BlackRock does not acquire SSRM Holdings, Inc.

Q:	WHOM DO I CONTACT FOR FURTHER INFORMATION?

A:	You can contact your financial adviser for further information. You may also call 1-87-SSR-FUNDS (1-877-773-8637) or visit our website at www.ssrfunds.com where you can send us an e-mail message by selecting “Contact Us.”

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

STATE STREET RESEARCH HIGH INCOME FUND

A SERIES OF

STATE STREET RESEARCH INCOME TRUST

One Financial Center

Boston, Massachusetts 02111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 27, 2004

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of the State Street Research High Income Fund (the “SSR Fund”), a series of State Street Research Income Trust (the “SSR Trust”), will be held on December 27, 2004 at 4:00 p.m., Eastern time, at the offices of the SSR Trust at One Financial Center, Boston, Massachusetts 02111, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock High Yield Bond Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the SSR Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of the SSR Trust has fixed the close of business on October 29, 2004 as the record date for determination of shareholders of the SSR Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN DECEMBER 24, 2004. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE SSR FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 4 TO 6 FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of the Board of Trustees

Richard S. Davis

Chairman of the Board, President and

Chief Executive Officer

November 10, 2004

Date of Notice

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK HIGH YIELD BOND PORTFOLIO

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, Delaware 19809

(888) 825-2257

STATE STREET RESEARCH HIGH INCOME FUND

One Financial Center

Boston, Massachusetts 02111

(877) 773-8637

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of State Street Research High Income Fund (the “SSR Fund”). A special meeting of shareholders of the SSR Fund (the “Special Meeting”) will be held at the offices of the SSR Fund at One Financial Center, Boston, Massachusetts 02111 on December 27, 2004 at 4:00 p.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the SSR Fund at the close of business on October 29, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the SSR Fund on or about November 10, 2004. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the State Street Research Income Trust (the “SSR Trust”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock High Yield Bond Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the SSR Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of each of the SSR Trust and the BlackRock Fund has approved a reorganization (the “Reorganization”) by which the SSR Fund, a separate series of the SSR Trust, an open-end investment company, would be reorganized into the BlackRock Fund, a separate series of BlackRock Funds, an open-end investment company. The BlackRock Fund has an investment objective and investment policies and practices similar to those of the SSR Fund. The Reorganization arises out of BlackRock, Inc.’s (“BlackRock”) recent agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc. and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to the SSR Fund, from MetLife, Inc.® (“MetLife”). The SSR Fund and the BlackRock Fund are sometimes referred to herein each as a “Fund” and collectively as the “Funds.”

If the SSR Fund shareholders approve the Reorganization, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue shares to the SSR Fund in an amount equal to the net asset value of the outstanding shares of the SSR Fund. Immediately thereafter, the SSR Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the SSR Fund will be dissolved. When the Reorganization is complete, SSR Fund shareholders will hold shares of the BlackRock Fund. The value of the BlackRock Fund shares received in the Reorganization will equal the value of the SSR Fund shares held immediately prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of BlackRock Funds, a registered open-end investment company.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the SSR Fund should know before voting on the Reorganization and constitutes an offering of the Investor A, B, C and Institutional shares of the BlackRock Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated November 10, 2004 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. A Prospectus (the “BlackRock Fund Prospectus”) and Statement of Additional Information containing additional information about the BlackRock Fund, each dated January 28, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the BlackRock Fund Prospectus, which also includes information about other BlackRock funds, accompanies this Combined Prospectus/Proxy Statement. A Prospectus and Statement of Additional Information containing additional information about the SSR Fund, each dated August 1, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. These documents are on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock High Yield Bond Portfolio	State Street Research High Income Fund
Bellevue Park Corporate Center	One Financial Center
100 Bellevue Parkway	Boston, Massachusetts 02111
Wilmington, Delaware 19809	(877) 773-8637
(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC Boston District—District Administrator, 73 Tremont Street, Suite 600, Boston, Massachusetts 02108.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Officer of Consumer Affairs and Information Services
Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Board of Trustees of the SSR Trust knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Prospectus/Proxy Statement is November 10, 2004.

MANNER OF VOTING PROXIES

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy form or by submitting a Proxy by telephone or over the Internet), the shares of the SSR Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The Board of Trustees of the SSR Trust (the “SSR Trust Board”) does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of a majority of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the SSR Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the SSR Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the SSR Fund on the proposal in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies which are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the SSR Fund, be treated as shares which are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. The SSR Fund reserves discretion to count broker “non-votes” as present based on specific instructions from a broker or nominee. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power. For these reasons, abstentions and broker “non-votes” could assist the SSR Fund in obtaining a quorum but would have the same effect as votes “AGAINST” the Reorganization.

A shareholder may vote:

•	by telephone:

•	through fully automated touch-tone voting; or

•	verbally, with a telephone representative;

•	over the Internet;

•	by mail; or

•	in person at the Special Meeting.

BY TELEPHONE

There are two convenient methods to vote by using the telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy form. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on the Proposal. Telephone calls will be recorded.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-87-SSR-FUNDS (1-877-773-8637) toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

To vote over the Internet, please log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. After logging in, follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

BY MAIL

To vote by mail, you should date and sign the Proxy form included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

Shareholders voting their proxies by telephone or over the Internet need not return their proxy forms by mail.

A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Inc. (“PFPC”), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Special Meeting and voting his or her shares in person.

The SSR Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the State Street Research and BlackRock investment management organizations. The cost for PFPC services in connection with combinations of the SSR funds with certain BlackRock funds is not expected to exceed $1.4 million. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the SSR Fund. Representatives of State Street Research Investment Services, Inc. and other representatives of the SSR Trust may also solicit proxies. Questions about the proposal should be directed to State Street Research Investment Services, Inc. at 1-87-SSR-FUNDS (1-877-773-8637), One Financial Center, Boston, Massachusetts 02111.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The BlackRock Fund and the SSR Fund are both series of open-end management investment companies registered with the SEC and organized as business trusts under the laws of the Commonwealth of Massachusetts. The investment objective of the SSR Fund is to seek, primarily, high current income and, secondarily, capital appreciation from fixed-income securities. The BlackRock Fund’s investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. Each Fund publicly offers its shares on a continuous basis and shares may be purchased through each Fund’s distributor, State Street Research Investment Services, Inc. or BlackRock Distributors, Inc., respectively, and numerous financial intermediaries. Shareholders of each Fund have the right to exchange their shares (other than holders of Institutional shares) with other funds managed by the same adviser, respectively, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice.

The Proposed Reorganization

The SSR Trust Board, including the Trustees who are not “interested persons” of the SSR Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. Additionally, the Board of Trustees of BlackRock Funds has unanimously approved the Reorganization Agreement. Subject to the SSR Fund shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all the assets and certain stated liabilities of the SSR Fund to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund;

•	the distribution of such shares to SSR Fund shareholders; and

•	the dissolution of the SSR Fund.

If the proposed Reorganization is completed, SSR Fund shareholders would hold shares of the BlackRock Fund with an aggregate value equal to the aggregate value of SSR Fund shares owned immediately prior to the Reorganization. SSRM is the investment adviser to the SSR Fund. BlackRock Advisors is the investment adviser to the BlackRock Fund.

Background and Reasons for the Proposed Reorganization

On August 25, 2004, BlackRock entered into an agreement with MetLife to acquire SSRM Holdings, Inc., the parent of SSRM. Under the terms of the transaction, MetLife will receive at closing $325 million in cash and $50 million of shares of common stock of BlackRock. Additional cash consideration, which could increase the purchase price by up to 25%, may be paid over five years, contingent on certain measures. Closing is expected in early 2005 pending required regulatory and shareholder approvals and satisfaction of other customary closing conditions. In connection with the transaction, BlackRock and MetLife have agreed to enter into a cooperation agreement at closing to enhance and expand the products and services provided to clients of SSRM, MetLife and BlackRock. In connection with the BlackRock/SSRM transaction, it is proposed that most of the SSR funds, including the SSR Fund, will be combined with certain BlackRock funds, subject in each case to approval by the shareholders of the relevant SSR fund.

In approving the Reorganization Agreement, the SSR Trust Board, including its independent trustees, determined that participation in the Reorganization is in the best interests of the SSR Fund and its shareholders and that the interests of the shareholders of the SSR Fund will not be diluted as a result of the Reorganization. Before reaching these conclusions, the SSR Trust Board and the independent trustees engaged in a thorough review process relating to BlackRock and the proposed transactions, including the Reorganization. As part of this process, the Board held a special meeting on August 23, 2004 to meet with senior executives of BlackRock, SSRM and MetLife to review the proposed transactions. At that meeting, the independent trustees created a subcommittee to conduct due diligence, including an examination of the proposal and the qualifications and resources of BlackRock. The activities of the subcommittee included meeting with executives and investment professionals of BlackRock and SSRM and on-site due diligence at the offices of BlackRock in New York City. Finally, on September 21, 22 and 28, 2004 the entire SSR Trust Board held additional special meetings at which the Reorganization was approved.

The factors considered by the SSR Trust Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”)

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expense ratios for the combined fund that are no greater than that of the SSR Fund for the year ended March 31, 2004, subject to limited exceptions for Class B shares described below under “Current and Pro Forma Operating Expenses.”

•	The combined BlackRock and SSRM organizations will have significantly more investment professionals and related resources than either organization possesses individually.

•	The composition of the investment team that will manage the combined fund, such team’s investment style and strategies (as described below under “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies”), and broad information about performance, including in particular the performance record of such team since it assumed responsibility for portfolio management of their respective funds. (See “Management of the Funds.”)

•	Shareholders will have substantially the same services available, including the current call center, and will have access to a larger fund family with a broader array of options.

•	The costs associated with the Reorganization will be absorbed by BlackRock and SSRM and not borne by shareholders.

•	BlackRock has a strong commitment to and record of compliance.

•	The Trustees considered the tax effects of the proposed merger and reviewed historical and pro forma tax attributes of the SSR Fund and the effect of the merger on certain tax losses of the SSR Fund. They considered the potentially negative tax impact of the merger on shareholders under a range of circumstances and determined that any such impact was likely to be outweighed by the benefits of the merger to shareholders, in particular by the expected savings through reduced expenses.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the SSR Trust Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the SSR Trust Board may be required to liquidate the SSR Fund. Any such liquidation will not be tax-free for shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the SSR Fund, BlackRock Fund, nor their respective shareholders, will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the SSR Fund and the BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the SSR Fund are sold by the SSR Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any gains will be distributed to the SSR Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

COMPARISON OF THE SSR FUND

AND THE BLACKROCK FUND

Investment Objectives and Principal Investment Strategies

Investment Objectives. As its investment objective, the SSR Fund seeks, primarily, high current income and, secondarily, capital appreciation, from investments in fixed-income securities. The BlackRock Fund’s investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. The SSR Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of such Fund’s outstanding voting securities, as defined in the 1940 Act. The BlackRock Fund’s investment objective may be changed by its Board of Trustees without shareholder approval upon 30 days’ notice. The combined fund will pursue the BlackRock Fund’s investment objective, which is similar to the existing SSR Fund’s investment objective. The SSR Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expense from the sale of securities held by the SSR Fund that are incompatible with the investment objective of the BlackRock Fund. The combined portfolio will be named the BlackRock High Yield Bond Portfolio.

Principal Investment Strategies. The SSR Fund invests at least 80% of net assets in lower quality securities—primarily junk bonds. At the time of purchase, these securities are rated within or below the BB or Ba major rating categories (Standard & Poor’s/Moody’s), or are unrated but considered equivalent by the investment manager. The SSR Fund may not invest more than 20% of total assets in securities rated in the CCC/Caa or lower rating categories or equivalent at the time of purchase. Fixed income securities include bonds and other debt-like instruments such as asset- or mortgage-backed securities, and preferred stocks.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders will have priority in being repaid. As a result, when selecting investments, the SSR Fund relies on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

In managing its portfolio, the SSR Fund attempts to balance its portfolio risks with high yield and the potential for capital appreciation. The SSR Fund may invest in debt securities of any maturity, although it generally invests in those with medium-to long-term remaining maturities.

The BlackRock Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The BlackRock Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities acquired by the BlackRock Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. The BlackRock Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States and 10% in distressed securities. The BlackRock Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The BlackRock Fund chooses securities and sectors it believes will out perform other securities and sectors based on the fundamentals and not just interest rates. The BlackRock Fund manages fixed income portfolios by using a relative value strategy that invests in sectors of the fixed income market that the BlackRock Fund believes are undervalued by moving out of sectors that the BlackRock Fund believes are fairly valued or overvalued. The BlackRock Fund researches and is active in analyzing the sectors which it believes are under, fairly and over-valued in order to achieve its investment objective. Securities are purchased for the BlackRock Fund when the portfolio management team determines that they have the potential for above-average total return. The BlackRock Fund measures its performance against the Lehman Brothers U.S. Corporate High Yield Index.

The portfolio management team may, when consistent with the BlackRock Fund’s investment goal buy or sell options or futures on a security or an index of securities, or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility.

The combined fund’s principal investment strategy will be similar to that of the BlackRock Fund.

What the Funds have in common. The Funds attempt to provide both income and capital appreciation through diversified exposure to non-investment grade bonds. Accordingly, each Fund invests at least 80% of its assets in non-investment grade bonds issued by companies believed to possess adequate cash flows, attractive valuations, and strong management teams. Both Funds had an average credit quality of B as of March 31, 2003.

Primary differences between the Funds. While both Funds invest primarily in non-investment grade bonds, they have different benchmarks: the Credit Suisse First Boston Global High Yield Index II for the SSR Fund, versus the Lehman Brothers U.S. Corporate High Yield Index for the BlackRock Fund. The combined fund will adopt the BlackRock Fund’s benchmark.

The SSR Fund has greater flexibility with regard to its investable universe. It may invest without limit in non-U.S. securities, while the BlackRock Fund is limited to 10% of its assets in non-U.S. securities that are not dollar denominated. While the BlackRock Fund’s guidelines will limit the exposure to non-U.S. high yield securities, we do not expect this to have a significant impact on portfolio composition. The SSR Fund may invest up to 20% of its assets in CCC/Caa or lower-rated securities, while the BlackRock Fund is not limited in investing in CCC/Caa rated securities, it is limited to investing 10% of its assets in distressed securities that are in default or the issuers of which are in bankruptcy. The combined fund will limit the amount of lower quality high yield securities, however we do not expect this to have significant impact on portfolio composition.

The Funds differ with regard to their guidelines for maturity. The SSR Fund may invest in bonds of any maturity, although it generally invests in those with medium- to long-term maturities. The BlackRock Fund invests primarily in bonds with maturities of ten years or less. The combined fund will adopt the BlackRock Fund’s guidelines for maturity, however we do not expect this to have significant impact on portfolio composition. While the BlackRock Fund and the SSR Fund use different benchmarks and have different restrictions on non-U.S. investments, it is not anticipated that either of these differences will result in significant portfolio turnover in the combined fund.

For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Principal and Other Investment Risks

Because of the similar in investment objectives, policies and practices, the SSR Fund and the BlackRock Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the SSR Fund and the BlackRock Fund.

Because the combined fund will invest primarily in junk bonds and other lower quality fixed-income securities, its major risks are those of junk bond investing. These include the tendency for prices to fall when the economy is sluggish or overall corporate earnings are weak.

Lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to general sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors find it hard to sell their lower quality securities at fair prices. In addition, the value of a security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

Junk bonds, especially those that are newly issued, are traded primarily by institutions. Because this limits the market for these securities, it can be difficult for a fund to sell them at fair prices when it needs to raise cash to meet redemptions.

Funds that invest in debt securities, such as notes and bonds, are further subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio investments, including U.S. Government or municipal obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

The Funds’ use of derivatives may reduce the Funds’ returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Funds’ use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Management of the Funds

BlackRock Fund. BlackRock Advisors, Inc., with its principal offices at 40 East 52nd Street, New York, New York 10022, serves as the adviser to the BlackRock Fund and will serve as investment adviser to the combined fund after the Reorganization. BlackRock Financial Management, Inc. serves as sub-adviser and is paid a sub-advisory fee by BlackRock Advisors (and not the BlackRock Fund). BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc.

The BlackRock Fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (“BFM”), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003 and Scott Amero, Managing Director and fixed income portfolio manager of BFM since 1990. Jeff Gary is head of the High Yield Team. Prior to joining BFM, he was a Managing Director and high yield portfolio manager with AIG (American General) Investment Group from 1998 until 2003. Jeff Gary and Scott Amero have been portfolio managers since September 2003, and Scott Amero has been part of the portfolio management team since the BlackRock Fund’s inception.

SSR Fund. SSRM, with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the SSR Fund. The firm traces its heritage back to 1924 and the founding of one of America’s first mutual funds. SSRM is responsible for the SSR Fund’s investment and business activities, and receives the management fee as compensation. SSRM is a subsidiary of MetLife.

Donald DeVueve has been responsible for the SSR Fund’s day-to-day portfolio management since July 2001. Mr. DeVueve, a senior vice president, joined SSRM in 1995 as a Corporate Bond Analyst focusing on the industrial sector.

Combined Fund. Following the Reorganization, the combined fund will be managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003 and Scott Amero, Managing Director of BFM since 1990.

Investment Advisory Agreements

BlackRock Fund. BlackRock Advisors renders advisory services to nearly all of the portfolios of BlackRock Fund. Various BlackRock subsidiaries provide sub-advisory services for many of the portfolios of BlackRock Fund . The investment advisory agreement with BlackRock Advisors and the other advisory and sub-advisory agreements with the BlackRock funds are collectively referred to as the “BlackRock Advisory Agreement.”

The BlackRock Advisory Agreement was most recently approved by the BlackRock Fund’s Board of Trustees at an in-person meeting of the Board held on February 10, 2004, including a majority of the BlackRock Fund Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). In determining to approve the BlackRock Advisory Agreement, the BlackRock Fund Trustees met with the relevant investment advisory personnel from BlackRock Advisors and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. The BlackRock Fund Trustees also took into account the time and attention to be devoted by senior management to the BlackRock Fund. The BlackRock Fund Trustees evaluated the level of skill required to manage the BlackRock Fund and concluded that the human resources to be available at BlackRock Advisors were appropriate to fulfill effectively the duties of BlackRock Advisors on behalf of the BlackRock Fund under the BlackRock Advisory Agreement. The BlackRock Fund Trustees also considered the business reputation of BlackRock Advisors, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the BlackRock Advisory Agreement.

The BlackRock Fund Trustees received information concerning the investment philosophy and investment process to be applied by BlackRock Advisors in managing the BlackRock Fund. In this connection, the BlackRock Fund Trustees considered BlackRock Advisors’ in-house research capabilities as well as other resources available to its personnel. The Trustees concluded that BlackRock Advisors’ investment process, research capabilities and philosophy were well suited to the BlackRock Fund, given the BlackRock Fund’s investment objectives, policies and practices. The BlackRock Fund Trustees considered the scope of the services provided by BlackRock Advisors to the BlackRock Fund under the BlackRock Advisory Agreement relative to services provided by third parties to other funds. The BlackRock Fund Trustees noted that the adviser’s standard of care was comparable to that found in most investment company advisory agreements. The BlackRock Fund Trustees concluded that the scope of the adviser’s services to be provided to the BlackRock Fund was consistent with the BlackRock Fund’s operational requirements, including, in addition to its investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The BlackRock Fund Trustees considered the quality of the services to be provided by BlackRock Advisors to the BlackRock Fund. The BlackRock Fund Trustees also evaluated the procedures of BlackRock Advisors designed to fulfill its fiduciary duty to the BlackRock Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which BlackRock Advisors allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock Advisors in these matters. The BlackRock Fund Trustees also received information concerning standards of BlackRock Advisors with respect to the execution of portfolio transactions.

In approving the BlackRock Advisory Agreement, the Trustees also gave substantial consideration to the fees payable under the agreement. The BlackRock Fund Trustees reviewed information concerning fees paid to investment advisers of similar funds. The BlackRock Fund Trustees also considered the fees of the BlackRock Fund as a percentage of assets at different asset levels and possible economies of scale to BlackRock Advisors. In evaluating the BlackRock Fund’s advisory fees, the BlackRock Fund Trustees also took into account the complexity of investment management for the BlackRock Fund relative to other types of funds. The BlackRock Fund Trustees concluded that the fees to be paid pursuant to the BlackRock Advisory Agreement were fair and reasonable in light of the services provided, the type of portfolio and fees paid by similar funds.

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
Up to $1 billion	0.500%
$1 billion-$2 billion	0.450%
$2 billion-$3 billion	0.425%
more than $3 billion	0.400%

BlackRock Advisors has agreed contractually until February 1, 2005 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of shares of the BlackRock Fund at the level shown in the BlackRock Fund’s expense table. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. (See “Current and Pro Forma Operating Expenses” below.)

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock Advisors are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock Advisors or an affiliate serves as the BlackRock Fund’s investment adviser or administrator and (3) the Board of Trustees of the BlackRock Fund has approved in advance the payments to BlackRock Advisors at the previous quarterly meeting of the Board.

BlackRock Advisors and the other advisers were paid an aggregate fee of $1,621,779, net of waivers of $620,504 for investment advisory services for the fiscal year ended September 30, 2003 from the BlackRock Fund. BlackRock Financial Management, Inc. was paid a sub-advisory fee of $1,509,797 (no waivers were applicable) for sub-advisory services for the fiscal year ended September 30, 2003 from the BlackRock Advisors. In addition, BlackRock Advisors was paid shareholder servicing fees and shareholder processing fees for the year ended September 30, 2003 as follows: Investor A shares paid $136,894 and $82,136 in shareholder servicing and shareholder processing fees, respectively; Investor B shares paid $202,465 and $121,479 in shareholder servicing and shareholder processing fees, respectively; and Investor C shares paid $119,616 and $71,769 in shareholder servicing and shareholder processing fees, respectively. Effective July 1, 2004, shareholder processing fees were eliminated. An affiliate of BlackRock Advisors was paid distribution fees for the year ended September 30, 2003 as follows: Investor A shares paid $2,464, Investor B shares paid $607,394 and Investor C shares paid $358,848. No waivers were applicable with respect to shareholder servicing, processing or distribution fees.

BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes the BlackRock Fund’s net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund’s independent public accountants. Under the Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the Administration Agreement, BlackRock funds pay BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.085% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.075% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.065% of the average daily net assets of the BlackRock Fund in excess of $1 billion; and (ii) 0.145% of the first $500 million of average daily net assets allocated to each class of shares of the BlackRock Fund, 0.135% of the next $500 million of such average daily net assets allocated to each class of shares and 0.125% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion.

For the year ended September 30, 2003, BlackRock Advisors and PFPC were paid $937,942 in combined administration fees from the BlackRock Fund, net of $13,845 in combined waivers.

SSR Fund. Prior to the Reorganization, SSRM has overall responsibility for managing the investments of the SSR Fund, subject to the authority of the SSR Trust Board. The investment advisory agreement (the “SSR Advisory Agreement”) provides that SSRM will furnish the SSR Fund with an investment program and investment administrative services as may be required from time to time. Under the SSR Advisory Agreement, SSRM also provides other assistance and services in connection with a number of business matters for the SSR Fund, for example the registration of the SSR Fund’s shares, subject to reimbursement of related costs. SSRM compensates all personnel and the SSR Fund Trustees if such persons are employees of SSRM or its affiliates.

The advisory fee, payable monthly by the SSR Fund to SSRM, is computed as a percentage of the average of the value of the net assets of the SSR Fund as determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. The maximum annual advisory fees that can be paid to SSRM (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
Up to $500 million	0.60%
$500 million-$1 billion	0.55%
more than $1 billion	0.50%

Comparison of the Advisory Agreements

Following the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the investment advisory agreement currently in place for the BlackRock Fund, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the SSR Advisory Agreement.

As discussed above, under each the BlackRock Advisory Agreement and SSRM Advisory Agreement, BlackRock and SSRM receive an investment advisory fee that decreases as the average daily net assets of the fund increase. Following the Reorganization, the BlackRock Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the BlackRock Fund fee structure will result in higher contractual advisory and administration fees. However, BlackRock Advisors has agreed to waive fees and/or reimburse expenses through February 1, 2007 to the extent necessary to maintain the combined fund’s net operating expense ratio at a level that is no greater than the SSR Fund’s net operating expense ratio for the year ended March 31, 2004. Such waived fees and/or reimbursed expenses are not subject to any future recoupment by BlackRock Advisors.

Both BlackRock Advisors and SSRM perform similar investment advisory roles for the Funds under the terms of their respective agreements. However, the SSR Advisory Agreement contemplates that SSRM also perform an administrative role for the SSR Fund. BlackRock Advisors performs such administrative role together with PFPC under a separate Administration Agreement, as discussed above.

Under each of the BlackRock Advisory Agreement and the SSR Advisory Agreement, neither BlackRock Advisors nor SSRM is liable for any error of judgment or mistake of law and each are indemnified for any loss suffered in connection with its respective performance obligations, to the extent such loss does not result from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Each of the BlackRock Advisory Agreement and SSR Advisory Agreement is terminable as to the BlackRock Fund or SSR Fund, respectively, by vote of the board of trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors or SSRM, as the case may be. Furthermore, BlackRock Advisors and SSRM may also terminate its advisory relationship with respect to the BlackRock Fund or SSR Fund on 60 days’ written notice. Each advisory agreement terminates automatically in the event of its assignment.

For more details on the investment advisory arrangements, see Appendix B.

Current and Pro Forma Operating Expenses

The following comparative fee tables describe the fees that you may incur for buying and holding shares of the BlackRock Fund versus shares of the SSR Fund as of March 31, 2004. The pro forma tables show the combined fund’s fees and expenses assuming that the Reorganization is approved by the shareholders of the SSR Fund.

BlackRock Advisors has committed through February 1, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the combined fund’s net operating expense ratio at a level that is no greater than the SSR Fund’s net operating expense ratio for the year ended March 31, 2004 (the “Undertaking”). This Undertaking, however, is after giving effect to the elimination by SSRM as of October 1, 2004 of a partial waiver of service fees on the SSR Fund’s Class B shares that was in effect on March 31, 2004 (which elimination resulted in an increase of 0.25% in net operating expense ratio of such Class B shares).

The BlackRock Fund has a redemption fee that is imposed on certain redemptions and exchanges as set forth below. SSR Fund shares purchased prior to the Reorganization will not be subject to this fee.

BlackRock Investor A and SSR Class A and Class B

	BLACKROCK FUND Investor A	SSR FUND Class A	SSR FUND Class B	PRO FORMA BLACKROCK FUND Investor A
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases(1)(2) (as a percentage of offering price)	5.00%	4.50%	0.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%	0.00%	5.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%	0.00%
Redemption & Exchange Fees(3) (as a percentage of amount redeemed if applicable)	2.00%	0.00%	0.00%	2.00%
Maximum Account Fee	0.00%	0.00%	0.00%	0.00%

	BLACKROCK FUND Investor A		SSR FUND Class A	SSR FUND Class B		PRO FORMA BLACKROCK FUND Investor A

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.50%		0.60%	0.60%		0.50%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.10%		0.05%	0.75%		0.10%
Service Fee	0.25%		0.25%	0.25%		0.25%
Processing Fee	0.15%		0.00%	0.00%		0.00%
Other Expenses	0.39%		0.43%	0.43%		0.40%
Interest Expense	0.03%		0.00%	0.00%		0.01%

Total Annual Fund Operating Expenses	1.42%		1.33%	2.03%		1.26%
Fee Waiver and/or Expense Reimbursement	0.22	%(4)	0.00%	0.75	%(5)	0.00	%(6)

Net Operating Expenses	1.20	%(4)	1.33%	1.28	%(5)	1.26	%(6)

(1)	A contingent deferred sales charge of up to 0.75% may be assessed on certain redemptions of the BlackRock Fund and pro forma Investor A shares that are purchased with no initial sales charge as part of an investment of $1 million or more.
(2)	A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of the SSR Fund’s Class A shares that are purchased with no initial sales charge as part of an investment of $1 million or more.
(3)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(4)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (excluding interest expense) of average daily net assets of the Investor A share class of BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(5)	Reflects the termination, effective October 1, 2004, of a portion of the voluntary fee waiver for the Class B shares of the SSR Fund. Prior to this partial termination of the voluntary fee waiver, the Class B share “Fee Waiver and/or Expense Reimbursement” was 0.25% higher, and the “Net Operating Expenses” were 0.25% lower, than the amounts shown.
(6)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.28% (excluding interest expense) of average daily net assets of the Investor A share class of the combined fund until February 1, 2007. Including voluntary waivers, the net operating expense ratio for the Investor A share class of the combined fund is estimated to be 0.96%. BlackRock Advisors may terminate these voluntary waivers at any time. Effective July 1, 2004, shareholder processing fees were eliminated and, therefore are not reflected in the pro forma information.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. This example also assumes the automatic conversion of the SSR Fund Class B shares to SSR Fund Class A shares, and of the BlackRock Fund

Investor B shares into BlackRock Fund Investor A shares after eight years and seven years, respectively. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$616	$906	$1,218	$2,099
SSR Fund Class A(1)	$579	$852	$1,146	$1,979
SSR Fund Class B(1)	$706	$937	$1,293	$2,179
Pro forma(1)	$622	$880	$1,157	$1,946

(1)	Reflects imposition of sales charge.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$616	$906	$1,218	$2,099
SSR Fund Class A(1)	$579	$852	$1,146	$1,979
SSR Fund Class B	$206	$637	$1,093	$2,179
Pro forma(1)	$622	$880	$1,157	$1,946

(1)	Reflects imposition of sales charge.

    BlackRock Investor B and SSR Class B(1)

	BLACKROCK FUND Investor B		SSR FUND Class B(1)	PRO FORMA BLACKROCK FUND Investor B
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Deferred Sales Charge (Load)(1) (as a percentage of offering price)	4.50	%(2)	5.00%	4.50	%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%	0.00%
Redemption & Exchange Fees(3) (as a percentage of amount redeemed if applicable)	2.00%		0.00%	2.00%
Maximum Account Fee	0.00%		0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.50%		0.60%	0.50%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%	0.75%
Service Fee	0.25%		0.25%	0.25%
Processing Fee	0.15%		0.00%	0.00%
Other Expenses	0.39%		0.43%	0.40%
Interest Expense	0.03%		0.00%	0.01%

Total Annual Fund Operating Expenses	2.07%		2.03%	1.91%
Fee Waiver and/or Expense Reimbursement	0.12	%(4)	0.00%	0.00	%(5)

Net Operating Expenses	1.95	%(4)	2.03%	1.91	%(5)

(1)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such shares. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund. Shares acquired via an exchange will remain subject to the CDSC applicable to the shares of the fund from which the exchange was originated.

(2)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares.
(3)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(4)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.92% (excluding interest expense) of average daily net assets of the Investor B share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(5)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.03% (excluding interest expense) of average daily net assets of the Investor B share class of the combined fund until February 1, 2007. Including voluntary waivers, the net operating expense ratio for the Investor B share class of the combined fund is estimated to be 1.71%. BlackRock Advisors may terminate these voluntary waivers at any time. Effective July 1, 2004, shareholder processing fees were eliminated and, therefore are not reflected in the pro forma information.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. For the SSR Fund’s Class B(1) shares and the BlackRock Fund’s Investor B shares, the example also assumes the automatic conversion to Class A and Investor A shares, respectively, after eight years and seven years, respectively. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$648	$987	$1,303	$2,146
SSR Fund(1)(2)	$706	$937	$1,293	$2,179
Pro forma(1)(2)	$644	$950	$1,232	$1,985

(1)	Reflects deduction of CDSC.
(2)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such shares. Actual deferred sales charges on these shares may vary depending on the purchase date of these shares and the holding period of the shares redeemed. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$198	$637	$1,103	$2,146
SSR Fund	$206	$637	$1,093	$2,179
Pro forma	$194	$600	$1,032	$1,985

    BlackRock Investor C and SSR Class C

	BLACKROCK FUND Investor C		SSR FUND Class C	PRO FORMA BLACKROCK FUND Investor C
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Deferred Sales Charge (Load)(1) (as a percentage of offering price)	1.00%		1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%	0.00%
Redemption & Exchange Fees(2) (as a percentage of amount redeemed if applicable)	2.00%		0.00%	2.00%
Maximum Account Fee	0.00%		0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.50%		0.60%	0.50%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%	0.75%
Service Fee	0.25%		0.25%	0.25%
Processing Fee	0.15%		0.00%	0.00%
Other Expenses	0.39%		0.43%	0.40%
Interest Expense	0.03%		0.00%	0.01%

Total Annual Fund Operating Expenses	2.07%		2.03%	1.91%
Fee Waiver and/or Expense Reimbursement	0.12	%(3)	0.00%	0.00	%(4)

Net Operating Expenses	1.95	%(3)	2.03%	1.91	%(4)

(1)	There is no CDSC on Investor C and Class C shares after one year.
(2)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(3)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.92% (excluding interest expense) of average daily net assets of the Investor C share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(4)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.03% (excluding interest expense) of average daily net assets of the Investor C share class of the combined fund until February 1, 2007. Including voluntary waivers, the net operating expense ratio for the Investor C share class of the combined fund is estimated to be 1.71%. BlackRock Advisors may terminate these voluntary waivers at any time. Effective July 1, 2004, shareholder processing fees were eliminated and, therefore are not reflected in the pro forma information.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%

return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$298	$637	$1,103	$2,391
SSR Fund(1)	$306	$637	$1,093	$2,358
Pro forma(1)	$294	$600	$1,032	$2,233

(1)	Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$198	$637	$1,103	$2,391
SSR Fund	$206	$637	$1,093	$2,358
Pro forma	$194	$600	$1,032	$2,233

    BlackRock Institutional and SSR Class S

	BLACKROCK FUND Institutional		SSR FUND Class S	PRO FORMA BLACKROCK FUND Institutional
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%	0.00%
Redemption & Exchange Fees(1) (as a percentage of amount redeemed if applicable)	2.00%		0.00%	2.00%
Maximum Account Fee	0.00%		0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.50%		0.60%	0.50%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.00%		0.00%	0.00%
Service Fee	0.00%		0.00%	0.00%
Processing Fee	0.00%		0.00%	0.00%
Other Expenses	0.34%		0.43%	0.40%
Interest Expense	0.03%		0.00%	0.01%

Total Annual Fund Operating Expenses	0.87%		1.03%	0.91%
Fee Waiver and/or Expense Reimbursement	0.14	%(2)	0.00%	0.00	%(3)

Net Operating Expenses	0.73	%(2)	1.03%	0.91	%(3)

(1)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(2)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 0.70% (excluding interest expense) of average daily net assets of the Institutional share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.

(3)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.03% (excluding interest expense) of average daily net assets of the Institutional share class of the combined fund until February 1, 2007. Including voluntary waivers, the net operating expense ratio for the Institutional share class of the combined fund is estimated to be 0.70%. BlackRock Advisors may terminate these voluntary waivers at any time.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$75	$264	$468	$1,060
SSR Fund	$105	$328	$569	$1,259
Pro forma	$93	$290	$504	$1,120

Capitalization

The following table sets forth as of March 31, 2004: (i) the unaudited capitalization of the BlackRock Fund; (ii) the unaudited capitalization of the SSR Fund; and (iii) the unaudited pro forma combined capitalization of the BlackRock Fund assuming the Reorganization has been approved. The capitalizations are likely to be different at the time of effectiveness of the Reorganization as a result of daily share purchase and redemption activity.

FUND	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING
BLACKROCK HIGH YIELD BOND PORTFOLIO
BlackRock	$96,351,456	$8.11	11,874,781
Institutional	174,738,263	8.11	21,538,277
Service	113,971,268	8.11	14,045,696
Class A	72,455,983	8.11	8,933,863
Class B	111,170,713	8.11	13,710,298
Class C	78,412,960	8.12	9,661,946

TOTAL	$647,100,643		79,764,861

STATE STREET RESEARCH HIGH INCOME FUND
Class A	$234,343,151	$3.50	66,909,663
Class B	46,365,170	3.48	13,322,627
Class B(1)	40,911,060	3.46	11,823,239
Class C	11,598,455	3.48	3,334,933
Class S	5,193,689	3.46	1,499,572

TOTAL	$338,411,525		96,890,034

FUND	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING
PRO FORMA SHARE ADJUSTMENTS TO STATE STREET RESEARCH HIGH INCOME FUND
Class A	—	—	(38,014,083	)(1)
Class B	—	—	(7,605,590	)(2)
Class B(1)	—	—	(6,778,719	)(3)
Class C	—	—	(1,906,552	)(4)
Class S	—	—	(859,166	)(5)

TOTAL			(55,164,110)

PRO FORMA—BLACKROCK HIGH YIELD BOND PORTFOLIO
BlackRock	$96,351,456	$8.11	11,874,781
Institutional	179,931,952	8.11	22,178,683
Service	113,971,268	8.11	14,045,696
Investor A	353,164,304	8.11	43,546,480
Investor B	152,081,773	8.11	18,754,818
Investor C	90,011,415	8.12	11,090,327

TOTAL	$985,512,168		121,490,785

(1)	Shares adjustment for differences in the NAV per share from the transfer of Class A shares of the SSR Fund into Investor A class of the BlackRock Fund.
(2)	Shares adjustment for differences in the NAV per share from the transfer of Class B shares of the SSR Fund into Investor A class of the BlackRock Fund.
(3)	Shares adjustment for differences in the NAV per share from the transfer of Class B(1) shares of the SSR Fund into Investor B class of the BlackRock Fund.
(4)	Shares adjustment for differences in the NAV per share from the transfer of Class C shares of the SSR Fund into Investor C class of the BlackRock Fund.
(5)	Shares adjustment for differences in the NAV per share from the transfer of Class S shares of the SSR Fund into Institutional class of the BlackRock Fund.

Performance Information

The performance tables below illustrate the past performance of an investment in each Fund. A Fund’s past performance does not necessarily indicate how the BlackRock Fund will perform in the future. The following tables represent the average total returns for the SSR Fund and the BlackRock Fund. If BlackRock Advisors and its affiliates had not waived or reimbursed certain fund expenses during these periods, the BlackRock Fund’s returns would have been lower. Please note that the team that will manage the combined fund initially took on responsibility for portfolio management of the BlackRock Fund in 2003.

BlackRock Fund

Average Annual Total Returns(1)

For The Period Ended December 31, 2003

Returns for Investor shares assume payment of applicable sales charges.

	1 YEAR	5 YEARS	SINCE INCEPTION	INCEPTION DATE
Investor A
Return Before Taxes	21.16%	5.35%	5.47%	11/19/98
Return After Taxes on Distribution	17.52%	1.14%	1.28%
Return After Taxes on Distribution and Sale of Shares	13.51%	1.83%	1.94%
Investor B
Return Before Taxes	21.91%	5.36%	5.59%	11/19/98
Investor C
Return Before Taxes	25.37%	5.64%	5.72%	11/19/98
Institutional
Return Before Taxes	28.06%	6.94%	7.04%	11/19/98
LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD (Reflects no deduction for fees, expenses or taxes)	28.97%	5.23%	5.43%	N/A

(1)	The table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B and C and Institutional shares will vary.

SSR Fund

Average Annual Total Returns

For The Period Ended December 31, 2003

	1 YEAR	5 YEARS	10 YEARS
CLASS A
Return Before Taxes	14.05%	(1.63)%	3.07%
Return After Taxes on Distributions	11.09%	(4.94)%	(0.69)%
Return After Taxes on Distributions and Sale of Fund Shares	8.97%	(3.40)%	0.32%
CLASS B(1)(1)—Return Before Taxes	13.51%	(1.75)%	2.73%
CLASS B—Return Before Taxes	13.78%	(1.66)%	2.78%
CLASS C—Return Before Taxes	17.40%	(1.44)%	2.75%
CLASS S—Return Before Taxes	19.64%	(0.45)%	3.78%
CSFB GLOBAL HIGH YIELD INDEX II (Reflects no deduction for fees, expenses or taxes)	27.93%	6.47%	7.42%
LIPPER HIGH CURRENT YIELD FUNDS INDEX (Reflects no deduction for fees, expenses or taxes)	26.36%	2.92%	5.25%

(1)	Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

The combined portfolio will be named the BlackRock High Yield Bond Portfolio following the Reorganization. Because BlackRock High Yield Bond Portfolio will be similar to the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the the BlackRock Fund at the closing of the Reorganization.

Distributor

SSR Fund. State Street Research Investment Services, Inc., with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as the distributor and principal underwriter for the SSR Fund. State Street Research Investment Services, Inc. is a wholly-owned subsidiary of State Street Research & Management Company, the SSR Fund’s adviser.

BlackRock Fund. BlackRock Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of The PNC Financial Services Group, Inc., serves as the distributor and principal underwriter for the BlackRock Fund.

Distribution and Service Fees

BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan holders of Investor shares pay a fee (a distribution fee) to the distributor and/or affiliates of PNC Bank Corp. (including BlackRock Advisors) for distribution and sales support services. The distribution fees may be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (“Service Organizations”) as compensation for sales support services and related expenses. All Investor A shares pay a maximum distribution fee of 0.10% per year of the average daily net asset value of each fund attributable to Investor A shares. All Investor B and C shares pay a maximum of 0.75% per year.

Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own

Investor shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor shares of a fund. All Investor shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock Advisors) may provide one or more of the following services to their customers who own Investor shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

Institutional shares do not pay a distribution or shareholder service fee.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, the distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). BlackRock Advisors, the distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the BlackRock Fund or for services to the BlackRock Fund and its shareholders. These payments would be in addition to the payments by the BlackRock Fund and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization.

SSR Fund. The SSR Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the “SSR Distribution Plan”). Under the SSR Distribution Plan, the SSR Fund pays annual service and distribution fees to the distributor at a rate of 1.00% of average daily net assets for Class B, Class B(1) and Class C shares and at a rate of up to 0.40% of average daily net assets for Class A shares. Currently, the annual service and distribution fees paid by Class A shares is 0.30% of average daily net assets, and the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.25%. Upon completion of the Reorganization this waiver will no longer be in effect because the Class B shares will no longer be outstanding since they will be exchanged for Investor A shares of the BlackRock Fund. The distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the SSR Distribution Plan, and any unused payments are returnable to the fund. For Class B(1), the payments compensate the distributor for services and expenditures incurred under the SSR Distribution Plan, and none of the payments are returnable to the fund.

Class S shares do not have service fees.

For more information on the SSR Distribution Plan or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the Reorganization SAI.

Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above.

Purchase, Valuation, Redemption and Exchange of Shares

Procedures for the purchase, exchange and redemption of shares of the SSR Fund and the BlackRock Fund are similar. You should refer to the BlackRock Fund’s prospectus (a copy accompanies this Combined Prospectus/Proxy Statement) and Reorganization SAI and the SSR Fund’s Prospectus and Reorganization SAI

for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, redemption and exchange of shares. (See “Comparison of the SSR Fund and the BlackRock Fund—Current and Pro Forma Operating Expenses.”)

Purchasing Shares

BlackRock Fund. Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open will be priced based on the net asset value (“NAV”) calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the pricing time each day the NYSE is open.

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The BlackRock Fund permits a lower initial investment if you are an employee of the BlackRock Fund or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Institutional Shares are available to registered investment advisors for a minimum investment of $250,000 and to institutions and individuals for a minimum investment of $2 million. Such minimum investment levels will not apply to holders of the Class S shares of the SSR Fund who will receive Institutional shares as part of the Reorganization.

SSR Fund. Shareholders of the SSR Fund may purchase shares of the SSR Fund through a financial intermediary, by wire, through electronic funds transfer, through an exchange or through the Investamatic Plan. Shares in Classes A, B(1) and C are available to individuals and Class S is available to employer sponsored retirement plans and through special programs of financial professionals. Class B shares are available only to individuals through reinvestments of dividends and distributions or through exchange from existing Class B accounts.

The minimum initial investments relating the shares of SSR Fund are as follows: $1,000 for accounts that use the Investamatic program, $2,000 for Individual Retirement Accounts and $2,500 for all other accounts. Thereafter, minimum additional investments are $50 for any account.

The BlackRock Fund shares and the SSR Fund shares may be purchased in a similar manner, however, the minimum initial investment for the BlackRock Fund is lower, as discussed above. Following the Reorganization, shareholders may purchase shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described above.

Exchanging Shares

BlackRock Fund. Shareholders may exchange Investor Shares of the BlackRock Fund for shares of the same class of another BlackRock Fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that it did not want this option.

Frequent redemption or exchanges can interfere with fund management and drive up costs for all shareholders. Accordingly, the BlackRock Fund shareholders are subject to certain fees in connection with frequent redemptions and exchanges. The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. However, the redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC

Advisors (PNC Advisors is a registered service mark of The PNC Financial Services Group, Inc.), (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the BlackRock Funds, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the BlackRock Funds when a shareholder can demonstrate sufficient hardship.

SSR Fund. Shareholders have the right to exchange shares among other State Street Research funds. The SSR Fund does not impose redemption/exchange fees similar to those of the BlackRock Fund. However, because frequent trading into and out of a fund can harm all fund shareholders by disrupting the fund’s investment strategies, increasing fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders, the SSR Fund currently limits each shareholder account to six significant “round trips” per fund per calendar year. For purposes of this policy, a “round trip” is a movement out of a fund (by way of redemption or the exchange privilege) and back into the same fund (by way of purchase or the exchange privilege). A round trip is “significant” if both movements exceed a dollar amount used by SSRM as a benchmark for identifying trades that may be disruptive to the SSR Fund. SSRM has discretion to interpret this policy and may waive unintentional or minor violations if it determines that doing so does not harm the interests of SSR Fund shareholders. In addition, the SSR Fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder’s exchange privilege and may refuse to accept any exchange request, particularly those associated with “market timing” strategies.

Following the Reorganization, you will have the right to exchange Investor A, B, or C shares from one BlackRock fund to Investor A, B or C shares of another BlackRock fund to meet your changing financial needs, using the same procedures currently applicable to the BlackRock Fund, as described above. BlackRock Funds offers 47 different funds, enough to meet virtually any investment need. Redemption fees will be waived for the SSR Fund shareholders with respect to the BlackRock Fund shares received in connection with the Reorganization.

Redeeming Shares

BlackRock Fund shareholders may place redemption orders by telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable deferred sales charge or redemption/exchange fee, as discussed above.

The BlackRock Fund and the SSR Fund have similar policies with respect to redemption procedures and the pricing of shares, however, the BlackRock Fund charges its shareholders a fee on frequent redemptions, subject to certain exceptions, as discussed under “Exchanging Shares” above. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the BlackRock Fund Prospectus.

Determining Net Asset Value

BlackRock Fund. Net asset value is calculated separately for each class of shares of the BlackRock Fund as of the close of regular trading hours on the NYSE on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned by the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by the BlackRock Fund is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the BlackRock Fund’s Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund’s Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund’s Board of Trustees as reflecting fair value. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the BlackRock Fund may be traded on non-U.S. exchanges or over-the-counter markets on days on which the BlackRock Fund’s net asset value is not calculated. In such cases, the net asset value of the BlackRock Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the BlackRock Fund.

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund’s Board of Trustees. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund’s Board of Trustees.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

SSR Fund. The SSR Fund calculates its NAV in a manner substantially similar to the BlackRock Fund.

Following the Reorganization, NAV will be determined in a manner consistent with the BlackRock Fund’s procedures, as described above.

Other Service Providers

BlackRock Fund. PFPC, with its principal office at 301 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serve as co-administrators to the BlackRock Fund. PFPC also serves as the transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC, PFPC Trust Company and BlackRock are each affiliates of The PNC Financial Services Group, Inc. Deloitte & Touche LLP, with its offices at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103-3984, is the independent registered public accounting firm for the BlackRock Fund.

SSR Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the transfer agent and custodian for the SSR Fund. Deloitte & Touche LLP, with its offices at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the SSR Fund.

Following the Reorganization, the BlackRock Fund’s current service providers will service the combined fund.

COMPARATIVE INFORMATION ON SHAREHOLDER

RIGHTS AND OBLIGATIONS

While the SSR Fund and the BlackRock Fund are series of different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the SSR Fund will generally have the same legal characteristics as the shares of the SSR Fund with respect to such matters as voting rights, accessibility, and transferability.

The BlackRock Fund is governed by a Board of Trustees which is composed of five members. The BlackRock Fund Board’s nominating committee has agreed to increase the size of the board from five members to up to eight members. The nominating committee is in the process of interviewing candidates, some of which include members of the SSR Trust Board.

The SSR Fund and the BlackRock Fund are each separate series of two different companies organized as Massachusetts business trusts and governed by their separate Declarations of Trust. Under their Declarations of Trust, the BlackRock Fund and the SSR Fund are each authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Boards of the trusts of which the SSR Fund and BlackRock Fund are series may, without limitation, classify or reclassify any unissued shares of the SSR Fund or the BlackRock Fund into any number of additional classes of shares. The Boards of the two trusts may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund offers six classes of shares (designated as BlackRock, Investor A, B, C, Service, Institutional and BlackRock shares). The SSR Fund offers five classes of shares (designated Class A, B, B(1), C and S).

Each of the SSR Fund and the BlackRock Fund will continue indefinitely until terminated.

With respect to each series of shares of the two trusts, shares of the same class within such series have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series and class of shares within such series of the two trusts bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Trustees have determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote), (ii) required by applicable law, or (iii) permitted by the Board of Trustees, all shares entitled to vote on any matter submitted to a vote of any class of shareholders of the BlackRock Fund are voted in the aggregate and not by class. Unless (i) voting for Trustees, (ii) otherwise required by the 1940 Act, or (iii) with respect to matters that do not affect the interests of such class all shares of all classes of the SSR Fund will vote as a separate class separately from all other classes or other SSR funds.

There are no preemptive rights in connection with shares of either trust. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund issued in the provisions of the Reorganization Plan), all shares are fully paid and non-assessable.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS UNDER THE CHARTER DOCUMENTS GOVERNING THE SSR FUND AND THE BLACKROCK FUND AND APPLICABLE STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each share class of the BlackRock Fund. This information is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the BlackRock Fund (assuming reinvestment of all dividends and distributions). The year end information has been audited by PricewaterhouseCoopers LLP, whose report, along with the BlackRock Fund’s financial statements, are included in the SAI or annual report, which is available upon request.

Investor A Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003— Mar. 31, 2004		2003	2002	2001	2000	For the period 11/19/98 through 9/30/99(1)
Net Asset Value, Beginning of Period ($)	7.73		6.75	7.40	8.92	9.73	10.00

Income from Investment Operations
Net Investment Income (loss) ($)	0.28		0.73	0.82	0.90	1.07	0.86
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	0.38		0.96	(0.69)	(1.40)	(0.81)	(0.31)

Total from Investment Operations ($)	0.66		1.69	0.13	(0.50)	0.26	0.55

Less Distributions
Distributions from Net Investment Income ($)	(0.28)		(0.71)	(0.78)	(1.02)	(1.07)	(0.82)

Total Distributions ($)	(0.28)		(0.71)	(0.78)	(1.02)	(1.07)	(0.82)

Net Asset Value, End of Period ($)	8.11		7.73	6.75	7.40	8.92	9.73

Total Return(3) (%)	8.68	(4)	26.25	1.38	(5.98)	2.63	5.50

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	72,456		82,391	18,932	8,980	5,094	4,412
Ratio of Net Expenses to Average Net Assets (%)	1.15	(2)	1.22	1.33	1.52	1.70	1.54	(2)
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	1.14	(2)	1.17	1.17	1.17	1.17	1.15	(2)
Ratio of Total Expenses to Average Net Assets (%)	1.38	(2)	1.36	1.48	1.68	1.88	2.21	(2)
Ratio of Net Investment Income to Average Net Assets (after advisory/administration fee waivers) (%)	7.38	(2)	8.81	10.42	10.55	11.41	10.17	(2)
Ratio of Net Investment Income to Average Net Assets (before advisory/administration fee waivers) (%)	7.15	(2)	8.68	10.28	10.39	11.23	9.49	(2)
Portfolio Turnover Rate (%)	79		212	301	331	235	185

(1)	Commencement of operations of share class.
(2)	Annualized.
(3)	Neither front-end sales load nor contingent deferred sales load is reflected.
(4)	Redemption fee of 2.00% is reflected in total return calculations.

Investor B Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003— Mar. 31, 2004		2003	2002	2001	2000	For the period 11/19/98 through 9/30/99(1)
Net Asset Value, Beginning of Period ($)	7.73		6.75	7.39	8.91	9.73	10.00

Income from Investment Operations
Net Investment Income (loss) ($)	0.26		0.65	0.74	0.83	0.99	0.79
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	0.37		0.98	(0.66)	(1.40)	(0.81)	(0.31)

Total from Investment Operations ($)	0.63		1.63	0.08	(0.57)	0.18	0.48

Less Distributions
Distributions from Net Investment Income ($)	(0.25)		(0.65)	(0.72)	(0.95)	(1.00)	(0.75)

Total Distributions ($)	(0.25)		(0.65)	(0.72)	(0.95)	(1.00)	(0.75)

Net Asset Value, End of Period ($)	8.11		7.73	6.75	7.39	8.91	9.73

Total Return(3) (%)	8.28	(4)	25.34	0.75	(6.71)	1.74	4.78

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	111,171		107,078	57,612	49,786	39,897	12,407
Ratio of Net Expenses to Average Net Assets (%)	1.89	(2)	1.98	2.09	2.27	2.47	2.27	(2)
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	1.88	(2)	1.92	1.92	1.91	1.92	1.88	(2)
Ratio of Total Expenses to Average Net Assets (%)	2.03	(2)	2.12	2.23	2.43	2.57	2.94	(2)
Ratio of Net Investment Income to Average Net Assets (after advisory/administration fee waivers) (%)	6.59	(2)	8.39	9.81	10.01	10.84	9.41	(2)
Ratio of Net Investment Income to Average Net Assets (before advisory/administration fee waivers) (%)	6.45	(2)	8.25	9.66	9.85	10.74	8.73	(2)
Portfolio Turnover Rate (%)	79		212	301	331	235	185

(1)	Commencement of operations of share class.
(2)	Annualized.
(3)	Neither front-end sales load nor contingent deferred sales load is reflected.
(4)	Redemption fee of 2.00% is reflected in total return calculations.

Investor C Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003— Mar. 31, 2004		2003	2002	2001	2000	For the period 11/19/98 through 9/30/99(1)
Net Asset Value, Beginning of Period ($)	7.74		6.75	7.40	8.92	9.73	10.00

Income from Investment Operations
Net Investment Income (loss) ($)	0.26		0.67	0.76	0.83	0.99	0.78
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	0.37		0.97	(0.69)	(1.40)	(0.80)	(0.31)

Total from Investment Operations ($)	0.63		1.64	0.07	(0.57)	0.19	0.47

Less Distributions
Distributions from Net Investment Income ($)	(0.25)		(0.65)	(0.72)	(0.95)	(1.00)	(0.74)

Total Distributions ($)	(0.25)		(0.65)	(0.72)	(0.95)	(1.00)	(0.74)

Net Asset Value, End of Period ($)	8.12		7.74	6.75	7.40	8.92	9.73

Total Return(3) (%)	8.27	(4)	25.48	0.61	(6.70)	1.86	4.69

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	78,413		73,246	21,939	11,319	3,758	2,647
Ratio of Net Expenses to Average Net Assets (%)	1.89	(2)	1.97	2.08	2.25	2.45	2.25	(2)
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	1.88	(2)	1.92	1.91	1.91	1.92	1.88	(2)
Ratio of Total Expenses to Average Net Assets (%)	2.03	(2)	2.11	2.23	2.41	2.63	2.92	(2)
Ratio of Net Investment Income to Average Net Assets (after advisory/administration fee waivers) (%)	6.58	(2)	8.14	9.73	9.63	10.63	9.36	(2)
Ratio of Net Investment Income to Average Net Assets (before advisory/administration fee waivers) (%)	6.44	(2)	8.00	9.59	9.47	10.45	8.69	(2)
Portfolio Turnover Rate (%)	79		212	301	331	235	185

(1)	Commencement of operations of share class.
(2)	Annualized.
(3)	Neither front-end sales load nor contingent deferred sales load is reflected.
(4)	Redemption fee of 2.00% is reflected in total return calculations.

Institutional Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003— Mar. 31, 2004		2003	2002	2001	2000	For the period 11/19/98 through 9/30/99(1)
Net Asset Value, Beginning of Period ($)	7.74		6.75	7.39	8.92	9.73	10.00

Income from Investment Operations
Net Investment Income (loss) ($)	0.31		0.73	0.82	0.94	1.12	0.90
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	0.36		1.00	(0.64)	(1.41)	(0.82)	(0.31)

Total from Investment Operations ($)	0.67		1.73	0.18	(0.47)	0.30	0.59

Less Distributions
Distributions from Net Investment Income ($)	(0.30)		(0.74)	(0.82)	(1.06)	(1.11)	(0.86)

Total Distributions ($)	(0.30)		(0.74)	(0.82)	(1.06)	(1.11)	(0.86)

Net Asset Value, End of Period ($)	8.11		7.74	6.75	7.39	8.92	9.73

Total Return (%)	8.78	(3)	26.98	2.00	(5.66)	3.11	5.93

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	174,739		170,902	94,065	95,663	72,839	63,860
Ratio of Net Expenses to Average Net Assets (%)	0.71	(2)	0.76	0.87	1.06	1.24	1.02	(2)
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	0.70	(2)	0.70	0.70	0.70	0.70	0.71	(2)
Ratio of Total Expenses to Average Net Assets (%)	0.84	(2)	0.90	1.01	1.22	1.41	1.67	(2)
Ratio of Net Investment Income to Average Net Assets (after advisory/administration fee waivers) (%)	7.76	(2)	9.63	10.94	11.22	11.95	10.49	(2)
Ratio of Net Investment Income to Average Net Assets (before advisory/administration fee waivers) (%)	7.63	(2)	9.49	10.80	11.06	11.78	9.85	(2)
Portfolio Turnover Rate (%)	79		212	301	331	235	185

(1)	Commencement of operations of share class
(2)	Annualized.
(3)	Redemption fee of 2.00% is reflected in total return calculations.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix C “Form of Agreement and Plan of Reorganization.” The shares of the BlackRock Fund issued to the SSR Fund will have an aggregate net asset value equal to the aggregate net asset value of the SSR Fund shares immediately prior to the Reorganization. Upon receipt by the SSR Fund of the shares of the BlackRock Fund, the SSR Fund will distribute the shares to SSR Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix C), the SSR Fund will be dissolved under applicable state law.

Such distribution will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the SSR Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of shares of the same or similar class of the BlackRock Fund that the SSR Fund receives under the terms of the Reorganization Agreement, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares. See “Terms of the Agreement.”

Accordingly, as a result of the Reorganization, each SSR Fund shareholder will own the same or similar class of shares of the BlackRock Fund, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares, having an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder’s SSR Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either the SSR Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the SSR Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization, although Class B(1) shareholders will continue to be subject to the SSR Fund’s contingent deferred sales charge if they sell the BlackRock Fund Investor B shares received in the Reorganization.

Terms of the Agreement

Pursuant to the Reorganization Agreement, the BlackRock Fund will acquire all of the assets and certain stated liabilities of the SSR Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the SSR Fund will transfer to the BlackRock Fund all of its assets in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund that are equal in value to the value of the net assets of the SSR Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of all of the liabilities of the SSR Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the SSR Fund will distribute on or before the Closing Date all of its undistributed net investment income (including net capital gains) as of such date.

The SSR Fund expects to distribute the shares of the BlackRock Fund to the shareholders of the SSR Fund promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the SSR Trust Board and terminate its registration under the 1940 Act.

The trusts of which the BlackRock Fund and the SSR Fund are series have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the SSR Fund’s shareholders;

•	the completion of the acquisition of SSRM’s parent company by BlackRock;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the SSR Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the SSR Fund.

The SSR Trust Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the SSR Fund’s shareholders (as described more fully in “Reasons for the Reorganization”) and that the interests of the SSR Fund’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the SSR Trust Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”)

Through the Reorganization, shareholders will be invested in a fund with similar objectives and strategies. As a result, the style and risk/return profile of the surviving fund will remain comparable to that of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the objective of the surviving fund.

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free exchange of shares resulting in the assets and certain stated liabilities of the SSR Fund being assumed by the reorganized BlackRock Fund. Shareholders will receive BlackRock Fund shares equivalent to the value of their SSR Fund shares, and will pay no federal income tax on the transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expenses for the combined fund that are no greater than those paid by the SSR Fund for the year ended March 31, 2004, subject to the limited exceptions for Class B shares described above under “Current and Pro Forma Operating Expenses.”

Generally the BlackRock Fund has a lower expense ratio than the SSR Fund. When this is not the case, BlackRock has agreed to subsidize expenses in order for expense ratios to remain in line with the SSR Fund. This subsidy will continue for 2 years, after which expense ratios will be consistent with the BlackRock Fund pricing—which is set consistent with industry norms and competitive considerations. In this regard, the SSR Trust Board considered that the combined fund’s total operating expenses could exceed the current level of the SSR Fund’s expenses after February 1, 2007. In addition, in evaluating the investment advisory fee rates charged by SSRM and BlackRock Advisors, the SSR Trust Board considered that the SSR Fund’s advisory agreement covers a broader scope of services than the BlackRock Fund’s advisory agreement, including certain administrative services.

•	The combined BlackRock and SSRM organization will have significantly more investment professionals and related resources than either organization possesses individually.

The combination of the BlackRock and SSRM organizations will enhance the combined organization’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•	As described above under “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies” and “Management of the Funds,” the team that manages the SSR Fund, which takes a “relative value” investment approach, will be replaced by the team that currently manages the BlackRock Fund, which also takes a “relative value” investment approach. In determining that this change in investment teams is in the best interests of SSR Fund shareholders, the SSR Trust Board carefully considered the composition of the BlackRock Fund team, the experience and professional qualifications of the individuals that comprise the BlackRock Fund team, the BlackRock Fund team’s investment style and strategies, and broad information about past performance, including in particular the performance record of such team since it assumed responsibility for portfolio management. (See “Management of the Funds.”) After careful consideration of these factors, among others, the SSR Trust Board determined to accept SSRM’s and BlackRock’s joint recommendation in support of such team.

•	Shareholders will have substantially the same services available, including, for at least one year, the current call center, and will have access to a larger fund family with a broader array of options.

Shareholders will have access to the customer service that they currently have access to through the State Street Research call center, which will be maintained for at least one year. Specific service features – such as minimum investments, exchange rules, and automated investing plans—will remain consistent or become more favorable. The combined firm will offer an expanded product offering: currently, SSRM manages 14 open-end mutual funds with over $9 billion in assets, while BlackRock Advisors manage $17 billion across 42 open-end mutual funds. This broader product offering offers shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family.

•	The costs associated with the Reorganization will be absorbed by BlackRock and SSRM and not borne by shareholders.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing,

packaging and postage—all of which will be covered by the State Street Research and BlackRock organizations. Shareholders will not have to pay any sales charge (including any contingent deferred sales charge (“CDSC”)) on their receipt of BlackRock fund shares in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their SSR Fund shares will carry over to the BlackRock Fund shares they receive in the Reorganization.

•	BlackRock has a strong commitment to, and record, of compliance.

Shareholders will benefit from BlackRock’s strong compliance culture, which includes: a company-wide compliance education program; dedicated legal and compliance personnel for areas throughout the organization; frequent communication to fund boards; committed outside fund and regulatory counsel as well as counsel to independent trustees.

•	The Trustees considered the tax effects of the proposed merger and reviewed historical and pro forma tax attributes of the SSR Fund and the effect of the merger on certain tax losses of the SSR Fund. They considered the potentially negative tax impact of the merger on shareholders under a range of circumstances and determined that any such impact was likely to be outweighed by the benefits of the merger to shareholders, in particular by the expected savings through reduced expenses.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight to various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the SSR Trust Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the SSR Trust Board may be required to liquidate the Fund. Any such liquidation will not be tax-free for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the SSR Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the SSR Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the SSR Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the SSR Fund or the BlackRock Fund upon the transfer of all of the assets of the SSR Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the SSR Fund, or upon the distribution of the shares of the BlackRock Fund by the SSR Fund to its shareholders in the subsequent liquidation of the SSR Fund.

•	No gain or loss will be recognized by a shareholder of the SSR Fund who exchanges all of his, her or its shares of the SSR Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the SSR Fund surrendered in exchange therefor.

•	The holding period of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will include the holding period of the shares of the SSR Fund surrendered in exchange therefor.

•	The BlackRock Fund’s tax basis in the SSR Fund’s assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the SSR Fund immediately prior to the Reorganization, and the BlackRock Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the SSR Fund.

•	The holding period of the assets of the SSR Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the SSR Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the SSR Fund and its shareholders.

Prior to the Closing Date, the SSR Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the SSR Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the SSR Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund will succeed to the capital loss carryforwards of the SSR Fund, which will be subject to the limitations described below. The SSR Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the SSR Fund will undergo an “ownership change” for tax purposes (because the SSR Fund is significantly smaller than the BlackRock Fund), and accordingly, the capital loss carryforwards of the SSR Fund (and certain “built-in-losses”) will be significantly limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-

ownership change gains to an “annual loss limitation amount” (generally the product of the net asset value of the SSR Fund immediately prior to the ownership change and a rate established by the IRS for January, 2005, which is the month of the Closing Date (for example, such rate is 4.51% for November, 2004)). Subject to certain limitations, any unused portion of the “annual loss limitation amount” may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

If the Reorganization were not to occur, the SSR Fund, which has net assets of approximately $312.6 million, would have approximately $455.6 million of capital loss carryforwards to offset future capital gains, without creating any tax liability, until those losses expire over a period of approximately 5-1/2 years. If the Reorganization were to occur, the capital loss carryforwards of the SSR Fund would be available to offset future capital gains of the BlackRock Fund (other than built-in gains attributable to the BlackRock Fund, as described above) only in an amount equal to approximately $14.75 million per year (the “annual loss limitation amount,” as described above), prior to the expiration of those losses over a period of approximately 5-1/2 years. The combined BlackRock Fund after the Reorganization would have net assets of approximately $926.0 million. All of the above numbers are based on data as of August 31, 2003, and such numbers will change based on, among other things, future performance and the actual date of the Reorganization.

Due to the operation of these loss limitation rules, it is more likely and, therefore, possible that shareholders of the SSR Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions of capital gains will be treated either as ordinary income (and not as favorably-taxed “qualified dividend income”) if such capital gains are short term or as favorably-taxed capital gain dividends if such capital gains are long term. The actual financial impact of the loss limitation rules on a shareholder of the SSR Fund will, however, depend upon many variables, including the SSR Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether in the absence of the Reorganization the SSR Fund would generate capital gains against which to utilize its capital loss carryforwards, prior to their expiration, in excess of what would have been the “annual loss limitation amount” had the Reorganization occurred), the timing and amount of future capital gains recognized by the BlackRock Fund if the Reorganization were to occur, and the timing of an historic SSR Fund shareholder’s disposition of his, her or its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of the SSR Fund’s capital losses). Shareholders of the SSR Fund are strongly urged to consult their own tax advisors in this regard.

As noted above, shareholders of the SSR Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the distributor at any time prior to the closing of the Reorganization. (See “Purchase, Valuation, Redemption and Exchange of Shares” above.) Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock, BlackRock Advisors’ parent company, and SSRM Holdings, Inc., SSRM’s parent company, will equally share in the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs. SSRM Holdings, Inc. has agreed to bear the direct and indirect expenses incurred by the SSR Fund, and BlackRock has agreed to bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the SSR Fund, including all direct and indirect expenses and out-of-pocket costs.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor SSRM or BlackRock Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the BlackRock Fund will establish an account for each SSR Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the SSR Fund who are accumulating SSR Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to SSR Fund shares, will retain the same rights and privileges after the Reorganization in connection with the shares of the BlackRock Fund received in the Reorganization through similar plans maintained by the BlackRock Fund.

It will not be necessary for shareholders of the SSR Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the SSR Fund, such certificates will become null and void. Generally, no certificates for the BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

OTHER INFORMATION

Shareholder Information

As of October 29, 2004, there were 87,605,002 shares of the SSR Fund outstanding. As of such date, the trustees and officers of the SSR Fund as a group owned less than 1% of the shares of the SSR Fund. As of October 29, 2004, no person was known by the SSR Fund to own beneficially or of record 5% or more of any class of the shares of the SSR Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of SSR Fund	% of Fund Post-Closing
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Admin (97BT4) 4800 Deerlake Dr East 2nd Fl Jacksonville FL 32246-6484	Class B, Record	11.8	1.4	0.5

Chase Manhattan Bank NA TTEE Pens Plans in MetLife Savings Plan Program Trust DTD 1-1-91 Attn Cindy Chu, 4 New York Plz New York NY 10004-2413	Class S, Record	37.0	0.7	0.2

Turtle & Co C/O State Street Bank & Trust Co Box 5489, Boston MA 02206-5489	Class S, Record	28.0	0.5	0.2

Merrill Lynch Pierce Fenner & Smith For, The Sole Benefit of its Customers Attn: Fund Admin (97BU2) 4800 Deerlake Dr East 2nd FL Jacksonville FL 32246-6484	Class C, Record	27.6	1.0	0.3

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Admin (97BT4) 4800 Deerlake Dr East 2nd FL Jacksonville FL 32246-6484	Class B(1), Record	8.0	1.0	0.3

As of October 29, 2004, the BlackRock Fund had outstanding 78,437,484 shares. As of October 29, 2004, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of October 29, 2004, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of the shares of the BlackRock Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund	% of Fund Post-Closing
Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza 6th Fl. Jersey City, NJ 07311	Class A—Record	8.3	1.0	0.6

Lyons Township School Treasurer’s Office Robert A. Healy Treasurer 930 Barnside Lagrange, IL 60526	Class A—Record	6.7	0.8	0.5

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund	% of Fund Post-Closing
Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246	Class A—Record	6.0	0.7	0.5

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246	Class B—Record	18.9	2.7	1.8

Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza 6th Fl. Jersey City, NJ 07311	Class B—Record	18.5	2.7	1.8

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246	Class C—Record	35.1	3.4	2.3

Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza 6th Fl. Jersey City, NJ 07311	Class C—Record	12.8	1.2	0.8

Saxon & Co. (PNC Inst) Attn: Lawrence Lockwood ACI Dept./Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	Class I—Record	77.2	19.8	13.4

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246	Class I—Record	6.0	1.5	1.0

Bank of New York Wendel & Co. A/C 603888 Mutual Fund/Reorg Dept. Atlantic Terminal 2 Hanson Place 6th Fl. Brooklyn, NY 11217	Class R—Record	22.7	4.6	3.1

Unum Provident Corporation Pension Equity Plan Attn: Julie Johnson 1 Fountain Square 6N Chattanooga, TN 37402	Class R—Record	20.2	4.1	2.8

KPMG Retirement Plan Master Trust C/O Bank of New York Trustee One Wall Street New York, NY 10086	Class R—Record	17.3	3.5	2.4

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund	% of Fund Post-Closing
William T. Grant Foundation 570 Lexington Ave. 18th Fl. New York, NY 10022-6837	Class R—Beneficial	12.3	2.5	1.7

Mac & Co. Mutual Funds OPS P.O. Box 3198 Pittsburgh, PA 15230-3198	Class R—Record	9.1	1.8	1.2

State Street Bank and Trust Company Trustee Towers Perrin Def Con Plan Trust Attn: Gabrielle Reynolds 105 Rosemont Ave. Westwood, MA 02090	Class R—Record	5.7	1.2	0.8

Mercantile Deposit & Trust Co. Attn: Mutual funds Administration 2 Hopkins Plaza Baltimore, MD 21201	Class S—Record	80.2	14.9	10.1

Charles Schwab & Co., Inc. For Exclusive Benefit of Customers Special Custody Account Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	Class S—Record	10.7	2.0	1.3

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the SSR Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the SSR Fund should send such proposal to the Secretary of the State Street Research Income Trust, One Financial Center, Boston, Massachusetts 02111. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about November 10, 2004. SSR Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the SSR Fund and its affiliate as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The SSR Fund has retained PFPC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. SSR Fund shareholders may receive a telephone call from PFPC asking them to vote. The proxy solicitation expenses in connection with combinations of the SSR funds with certain BlackRock funds are estimated to be approximately $1.4 million, all of which will be borne by BlackRock and SSRM.

VOTING INFORMATION AND REQUIREMENTS

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the SSR Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of a majority of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The SSR Trust Board has fixed the close of business on October 29, 2004 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. SSR Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

SSR Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the SSR Fund or by voting in person at the Special Meeting. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) may in certain circumstances have the same effect as votes “AGAINST” the Reorganization since approval of the proposal could in some circumstances require the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The SSR Trust Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote their proxies in accordance with their best judgment.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the SSR Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the SSR Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the SSR Fund on the proposal in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies which are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

You are requested to fill in, sign and return the enclosed proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

November 10, 2004

APPENDIX A

FUNDAMENTAL RESTRICTIONS

The SSR Fund

The SSR Fund is a diversified investment company, as defined in Section 5(b)(1) of the 1940 Act, with no more than 25% of its assets invested in any one industry. It is also the SSR Fund’s policy to prohibit the purchase of securities of any one issuer that, if purchased, would cause more than 5% of 75% of assets to be invested in such issuer, or cause 10% of the voting securities to be held by the SSR Fund. The SSR Fund limits investments in commodities or physical commodity contracts to 10% of the SSR Fund’s total assets. The SSR Fund also limits its participation in the marketing or underwriting of other issuers and its ability to borrow money. Further, it is the SSR Fund’s policy not to issue senior securities, to purchase or sell real estate in fee simple, to lend money or to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development programs.

The BlackRock Fund

The BlackRock Fund may not:

1.	Purchase or sell real estate, except that the BlackRock Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.	Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3.	Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the BlackRock Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

5.	Purchase securities of companies for the purpose of exercising control.

6.	Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the BlackRock Fund’s transactions in futures contracts and related options or the BlackRock Fund’s sale of securities short against the box, and (b) the BlackRock Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7.	Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.	Make loans, except that the BlackRock Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9.	Purchase or sell commodities, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10.

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the BlackRock Fund’s total assets would (taken at current value) be invested in the securities of such

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issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the BlackRock Fund, except that up to 25% of the value of the fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the BlackRock Fund, does not exceed 10% of the value of the BlackRock Fund’s total assets.

11.	Purchase any securities which would cause 25% or more of the value of the BlackRock Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

12.	Borrow money or issue senior securities, except that the BlackRock Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the BlackRock Fund’s total assets at the time of such borrowing. The BlackRock Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the BlackRock Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

13.	Issue senior securities, borrow money or pledge its assets, except that the BlackRock Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The BlackRock Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the BlackRock Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the BlackRock Fund’s total assets will not require the BlackRock Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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APPENDIX B

The following officers and trustees of the BlackRock Fund are also officers, directors or shareholders of BlackRock Advisors:

Name	Position Held with the BlackRock Fund	Position Held with BlackRock Advisors	Ownership interest in BlackRock Advisors, BlackRock, Inc. and/or The PNC Financial Services Group, Inc. (as of February 27, 2004)
Laurence D. Fink	President, Trustee	Chief Executive Officer	Owns less than 1.00% of Class A and 3.57% of Class B of BlackRock, Inc., and less than 1.00% of The PNC Financial Services Group, Inc.
Paul Audet	Treasurer	Member of Board of Directors	*
Anne Ackerley	Vice President	Managing Director	*
Ellen L. Corson	Assistant Treasurer	N/A	*
Brian P. Kindelan	Secretary	Director	*
Vincent Tritto	Assistant Secretary	N/A	*
Bart Battista	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Managing Director	*

*	Owns less than 1.00% of BlackRock, Inc. and/or The PNC Financial Services Group, Inc.

The directors and principal executive officers of BlackRock Advisors, and their addresses and principal occupations are:

Name and Address	Principal Occupation
Laurence D. Fink, Chief Executive Officer 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chairman and Chief Executive Officer

Ralph L. Schlosstein, Director and President 40 East 52nd Street New York, NY 10022	BlackRock, Inc., President and Director

Robert S. Kapito, Director and Vice Chairman 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Vice Chairman and Chief Investment Officer

Paul L. Audet, Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chief Financial Officer and Managing Director

Robert P. Connolly, Managing Director, General Counsel and Secretary 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director, General Counsel and Secretary

Laurence J. Carolan, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

B-1

Name and Address	Principal Occupation
Kevin M. Klingert, Director and Managing Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director

John P. Moran, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Thomas H. Nevin, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Mark Steinberg, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

If the shareholders of the SSR Fund approve the Reorganization, they will immediately become subject to the Advisory Agreement with BlackRock Advisors.

SSRM was paid an aggregate fee of $2,131,982 for investment advisory services for the fiscal year ended March 31, 2004, from the SSR Fund. The SSRM would have earned $1,776,652 during the year ended March 31, 2004, if the BlackRock Fund’s advisory fee rate had applied. Such amounts do not reflect any fee waivers. This accounted for a -17% difference between fee rates.

B-2

APPENDIX C

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] day of [            ], 2004, by and among BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to BlackRock High Yield Bond Portfolio, a separate series of the Acquiring Trust (the “BlackRock Fund”), and State Street Research Income Trust, a registered investment company and a Massachusetts business trust (the “Selling Trust”), with respect to State Street Research High Income Fund, a separate series of the Selling Trust (the “SSR Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the SSR Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the SSR Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the SSR Fund and the termination, dissolution and complete liquidation of the SSR Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, and the SSR Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and the SSR Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the SSR Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the SSR Fund and that the interests of the existing shareholders of the SSR Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SSR FUND IN EXCHANGE FOR BLACKROCK

FUND SHARES AND THE ASSUMPTION OF SSR FUND STATED LIABILITIES

AND LIQUIDATION OF THE SSR FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the SSR Fund agrees to convey, transfer and deliver the assets of the SSR Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the SSR Fund the number of full and fractional shares of each corresponding class of BlackRock Fund, determined by dividing: (i) the aggregate value of the SSR Fund’s assets, net of the liabilities of the SSR Fund, attributable to each share class of the SSR Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the SSR Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the BlackRock Fund correspond to the classes of shares of the SSR Fund as follows: Investor A shares of the BlackRock Fund correspond to Class A and Class B shares of the SSR Fund; Investor B shares of the BlackRock Fund correspond to Class B(1) shares of the SSR Fund; Investor C shares of the BlackRock Fund correspond to Class C shares of the SSR Fund; and Institutional Shares of the BlackRock Fund correspond to Class S shares of the SSR Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the SSR Fund to be acquired by the BlackRock Fund shall consist of all property owned by the SSR Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the SSR Fund, any deferred or prepaid expenses shown as an asset on the books of the SSR Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the SSR Fund’s rights under this Agreement (the “Assets”).

The SSR Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the SSR Fund’s portfolio securities and other investments and (b) a list of the SSR Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the SSR Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the Selling Trust, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the SSR Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The BlackRock Fund will, within 3 days prior to the Closing Date, furnish the SSR Fund with a list of the securities and other instruments, if any, on the SSR Fund’s list referred to above that do not conform to the BlackRock Fund’s investment objectives, policies and restrictions. If requested by the BlackRock Fund, the SSR Fund will dispose of securities and other instruments on the BlackRock Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the SSR Fund and the BlackRock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the BlackRock Fund with respect to such investments, the SSR Fund, if requested by the BlackRock Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the SSR Fund furnishes the BlackRock Fund with the list described above, the SSR Fund will not, without the prior approval of the Acquiring Trust on behalf of the BlackRock Fund, acquire any additional securities other than securities which the BlackRock Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the SSR Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the SSR Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund and (b) nothing will permit the SSR Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund.

1.3 LIABILITIES TO BE ASSUMED. The SSR Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing

Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the SSR Fund set forth in the SSR Fund’s statement of assets and liabilities as of the Closing Date delivered by the SSR Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the SSR Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the SSR Fund will distribute in complete liquidation of the SSR Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “SSR Fund Shareholders”), all of the BlackRock Fund Shares received by the SSR Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the SSR Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the SSR Fund to open accounts on the share records of the BlackRock Fund in the name of the SSR Fund Shareholders, and representing the respective pro rata number of each class of BlackRock Fund Shares due SSR Fund Shareholders holding the corresponding class of SSR Fund shares. All issued and outstanding shares of the SSR Fund will, simultaneously with the liquidation, be cancelled on the books of the SSR Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the SSR Fund shares on the books of the SSR Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the SSR Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the SSR Fund, or the Selling Trust on behalf of the SSR Fund.

1.9 TERMINATION AND DISSOLUTION. The SSR Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the SSR Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the SSR Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the SSR Fund from and after the Closing Date at the BlackRock Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund. The Selling Trust shall take on behalf of the SSR Fund all actions expressed herein as being the obligations of the SSR Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the BlackRock Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at One Beacon Street, Boston, Massachusetts 02108-3194, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The SSR Fund shall instruct its Custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the SSR Fund. The SSR Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The SSR Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the SSR Fund shall be transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the SSR Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the SSR Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The SSR Fund shall instruct its transfer agent, State Street Bank and Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of SSR Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each SSR Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the SSR Fund, or provide evidence reasonably satisfactory to the SSR Fund that such BlackRock Fund Shares have been credited to the SSR Fund’s account on the books of the BlackRock Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the SSR Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the SSR Fund for the reason that any of such Assets have not yet been delivered to it by the SSR Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the SSR Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SSR FUND. The Selling Trust, on behalf of the SSR Fund, represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a) The Selling Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The SSR Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the SSR Fund. The Selling Trust, on behalf of the SSR Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the SSR Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the SSR Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the SSR Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the SSR Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust with respect to the Selling Trust and the SSR Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The SSR Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The SSR Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust on behalf of the SSR Fund will not result in the violation of, Massachusetts law or any provision of the Selling Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the SSR Fund) or the SSR Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the SSR Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the SSR Fund is a party or by which it is bound.

(f) The SSR Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the SSR Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the SSR Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the SSR Fund to carry out the transactions contemplated by this Agreement. The SSR Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the SSR Fund for the fiscal year ended March 31, 2004, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the SSR Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the SSR Fund whether actual or contingent and whether or not determined or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the SSR Fund as reflected in the audited financial statements for the fiscal year ended March 31, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of SSR Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since March 31, 2004, there has been no material adverse changes in the SSR Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the SSR Fund (other than changes occurring in the ordinary course of business), or any incurrence by the SSR Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the SSR Fund due to declines in the value of SSR Fund’s Assets, the discharge of SSR Fund liabilities or the redemption of SSR Fund shares by SSR Fund Shareholders shall not constitute a material adverse change.

(j) Since March 31, 2004 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the SSR Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the SSR Fund granted by or on behalf of the SSR Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the SSR Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the SSR Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the SSR Fund for borrowed money or any commitment to borrow money by or on behalf of the SSR Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the SSR Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the SSR Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the SSR Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the SSR Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of [            ], 2004, there were outstanding [            ] shares of the SSR Fund, and no shares of the SSR Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the SSR Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the SSR Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the SSR Fund’s transfer agent as provided in paragraph 3.4. The SSR Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the SSR Fund shares and has no outstanding securities convertible into any of the SSR Fund shares.

(m) At the Closing Date, the Selling Trust, on behalf of the SSR Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the SSR Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(n) The Selling Trust, on behalf of the SSR Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the SSR Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the SSR Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the SSR Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The SSR Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of this Agreement by the SSR Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated by this Agreement.

(r) The Selling Trust has called a special meeting of SSR Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ] (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Selling Trust on behalf of the SSR Fund, as follows:

(a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the SSR Fund furnished to the BlackRock Fund by the SSR Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the SSR Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The BlackRock Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the BlackRock Fund or any of its properties or its BlackRock’s assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the BlackRock Fund, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, and the unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s Assets, the discharge of the BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of [            ], 2004, there were outstanding [            ] shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the BlackRock Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the BlackRock Fund’s transfer agent as provided in paragraph 3.4. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(k) At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Selling Trust has received notice at or prior to the Closing Date.

(l) The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The BlackRock Fund Shares to be issued and delivered to the SSR Fund for the account of the SSR Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable, (except as disclosed in the Acquiring Trust’s prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)

(n) The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE SSR FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund and SSR Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The Selling Trust will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the SSR Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the SSR Fund are being correctly determined in accordance with the terms of this Agreement. The Selling Trust will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the SSR Fund and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Trust shall make available to the Acquiring Trust’s officers and agents all books and records of the Selling Trust relating to the SSR Fund.

5.4 ADDITIONAL INFORMATION. The SSR Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the SSR Fund’s shares.

5.5 CONTRACT TERMINATION. The SSR Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the SSR Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the SSR Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the SSR Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the SSR Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The SSR Fund shall furnish to the BlackRock Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the SSR Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the SSR Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the SSR Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the SSR Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the SSR Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in prompt preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 LIABILITY INSURANCE. Effective on or prior to the Closing Date, for the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust shall provide, or cause to be provided, reasonable liability insurance covering the actions of the independent trustees of the Selling Trust for the period they served as such to substantially the same extent and with approximately the same deductible as in effect on the date hereof, or provide tail or runoff insurance with the same terms and limits as currently in effect; provided, however, that in no event shall the Acquiring Trust be required to expend in excess of 200% of the annual premium currently paid by the Selling Trust for its current policy of liability insurance; and provided further that if the premium of such insurance coverage exceeds such amount, the Acquiring Trust shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

5.11 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust nor the Selling Trust shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the SSR Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.12 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund, the Selling Trust and the SSR Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13 INTERIM ADVISORY CONTRACT. In the event that, prior to the Closing Date, a special shareholder meeting for the SSR Fund is duly convened but adjourned solely as a result of a failure of the requisite vote to be obtained because the quorum required therefor under the 1940 Act is not present at such meeting, the Selling Trust shall use its reasonable best efforts to (a) cause the Selling Trust’s trustees to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for the SSR Fund with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to the SSR Fund than the terms of the existing investment advisory contract with State Street Research & Management Company and (b) as promptly as practicable following the adjournment of such meeting, cause the Selling Trust’s board of trustees to take such action as may be necessary to re-convene a special meeting of the shareholders of the SSR Fund to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such new investment advisory contract as contemplated by clause (a) above.

5.14 AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SSR FUND

The obligations of the SSR Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock Fund shall have delivered to the SSR Fund a certificate executed in the SSR Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the SSR Fund and dated as of the Closing Date, to such effect and as to such other matters as the SSR Fund shall reasonably request. The SSR Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2 The Selling Trust shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

(c) The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Selling Trust constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f) Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h) The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the SSR Fund of all the obligations to be performed by the SSR Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the SSR Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The SSR Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the SSR Fund’s name by the Selling Trust’s President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

7.2 The SSR Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the SSR Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the SSR Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the SSR Fund shareholders all of the SSR Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The BlackRock Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the SSR Fund is a series thereof.

(c) The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Selling Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Selling Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Selling Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Acquiring Trust constitutes the valid and binding obligation of the Selling Trust, enforceable against the Selling Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Selling Trust of the Agreement and the performance by the Selling Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Selling Trust.

(f) Neither the execution, delivery or performance by the Selling Trust of the Agreement nor the compliance by the Selling Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Trust or the enforceability of the Agreement against the Selling Trust.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the SSR Fund, or sales loads of the SSR Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.6 The Selling Trust shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE

BLACKROCK FUND AND SSR FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the SSR Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the SSR Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the SSR Fund in accordance with the provisions of the Selling Trust’s agreement and declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the SSR Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Selling Trust, the SSR Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Trust and the Selling Trust each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund followed by the distribution of BlackRock Fund Shares to the SSR Fund Shareholders in complete dissolution and liquidation of the SSR Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the BlackRock Fund and the SSR Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund;

(c) no gain or loss will be recognized by the SSR Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to SSR Fund Shareholders in exchange for such shareholders’ shares of the SSR Fund in liquidation of the SSR Fund;

(d) no gain or loss will be recognized by the SSR Fund Shareholders upon the exchange of their SSR Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e) the aggregate tax basis of BlackRock Fund Shares received by each SSR Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the SSR Fund shares exchanged therefor by such shareholder;

(f) the holding period of BlackRock Fund Shares to be received by each SSR Fund Shareholder pursuant to the Reorganization will include the period during which the SSR Fund shares exchanged therefor were held by such shareholder, provided such SSR Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the SSR Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each SSR Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the condition set forth in this paragraph 8.6.

8.7 The transactions contemplated under the Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among MetLife, Inc., Metropolitan Life Insurance Company, SSRM Holdings, Inc., BlackRock, Inc. and BlackRock Financial Management, Inc., dated August 25, 2004, shall have been consummated.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, SSRM Holdings, Inc. shall bear the direct and indirect expenses incurred by the SSR Fund, and BlackRock, Inc. shall bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the SSR Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs. Notwithstanding the foregoing sentence, the reasonable out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statements and the solicitation of the related proxies for the SSR Fund, shall be borne equally between BlackRock, Inc., on the one hand, and SSRM Holdings, Inc., on the other.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the BlackRock Fund, and the Selling Trust, on behalf of the SSR Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c) the termination of the Stock Purchase Agreement in accordance with its terms.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the BlackRock Fund, the SSR Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the SSR Fund Shareholders called by the SSR Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the SSR Fund Shareholders under this Agreement to the detriment of such SSR Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust’s declaration of trust.

13.6 It is expressly agreed that the obligations of the Selling Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the SSR Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the SSR Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the SSR Fund to satisfy the obligations of the SSR Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the SSR Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the SSR Fund as provided in the Selling Trust’s agreement and declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Richard S. Davis, President and Chief Executive Officer, or to the Acquiring Trust, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:
Name:
Title:

ACKNOWLEDGED:

By:

By:
Name:
Title:

ACKNOWLEDGED:

By:

BLACKROCK FUNDS

STATE STREET RESEARCH INCOME TRUST

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

November 10, 2004

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the State Street Research High Income Fund (the “SSR Fund”), a series of State Street Research Income Trust, a Massachusetts business trust, into the BlackRock High Yield Bond Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated November 10, 2004 (the “Combined Prospectus/Proxy Statement”) of the BlackRock Funds. As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of certain stated liabilities of, the SSR Fund, in exchange for shares of the BlackRock Fund. The SSR Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the SSR Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Income Trust, One Financial Center, Boston, Massachusetts 02111, or by calling 1-877-773-8637.

1

I.	Additional Information about the BlackRock Fund and the SSR Fund	3

II.	Financial Statements	3

	a. Pro Forma BlackRock Fund Portfolio of Investments as of March 31, 2004	4

	b. Pro Forma BlackRock Fund Statement of Assets and Liabilities as of March 31, 2004	24

	c. Pro Forma BlackRock Fund Statement of Operations for the year ended March 31, 2004	26

III.	Notes to Pro Forma Financial Statements (Unaudited)	28

*	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES

2

I.	ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUND AND THE SSR FUND

FOR THE BLACKROCK FUND: Incorporates by reference the Statement of Additional Information in the N-1A for the BlackRock Fund dated January 28, 2004, as supplemented October 27, 2004, as filed with the Securities and Exchange Commission.

FOR THE SSR FUND: Incorporates by reference the Statement of Additional Information in the N-1A for the SSR Fund dated August 1, 2004, as filed with the Securities and Exchange Commission.

II.	FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report of the BlackRock Fund for the year ended September 30, 2003, (ii) the Semi-annual Report of the BlackRock Fund for the six months ended March 31, 2004, and (iii) the Annual Report of the SSR Fund for the year ended March 31, 2004. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

Pro forma financial statements of the SSR Fund and BlackRock Fund are provided on the following pages.

3

BLACKROCK HIGH YIELD BOND PORTFOLIO

STATE STREET RESEARCH HIGH INCOME FUND

PRO FORMA BLACKROCK FUND PORTFOLIO OF INVESTMENTS

MARCH 31, 2004

(UNAUDITED)

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (00)	Market Value	Shares/ Par in (000)	Market Value
Equities	0.66%
Common Stocks	0.48%
Aurora Foods, Inc.(2)		334	$3	0	$0	334	$3
Freedom Pay, Inc.(2)(3)		3,145,340	31,453	0	0	3,145,340	31,453
HCI Direct, Inc., Class A(2)		0	0	242,857	4,177,140	242,857	4,177,140
Knology, Inc.(2)		0	0	13,271	91,437	13,271	91,437
Ladish, Inc.(2)		50,946	447,306	0	0	50,946	447,306
Mattress Discounters Corp.(2)		0	0	12,494	0	12,494	0
Micadant PLC(2)(3)		492,397	9,062	0	0	492,397	9,062
Phase Metrics, Inc., Class A(2)(3)		842,908	236,014	0	0	842,908	236,014
Prime Succession Holdings, Inc.(2)(3)		266,679	2,667	0	0	266,679	2,667
Reunion Industries, Inc.(2)		8,341	3,003	0	0	8,341	3,003
Ubiquitel, Inc.(2)		0	0	50,000	176,451	50,000	176,451
Total Common Stocks SSR High Income (Cost $13,324,353) BLK High Yield Bond (Cost $6,936,118)			729,508		4,445,028		5,174,536

Preferred Stocks	0.18%
Adelphia Business Solutions, Inc., Series B(2)		0	0	2,200	0	2,200	0
Paxson Communications Corp.(2)		0	0	225	1,980,000	225	1,980,000
Total Preferred Stocks SSR High Income (Cost $0) BLK High Yield Bond (Cost $4,058,085)			0		1,980,000		1,980,000

Warrants	0.00%
DIVA Systems Corp. (expiring 03/01/08)(2)(4)		0	0	4,500	5	4,500	5
eSpire Communications, Inc.(2)(3)		9,500	95	0	0	9,500	95
Mattress Discounters Co. (expiring 07/15/07)(2)(4)		0	0	1,500	0	1,500	0
North Atlantic Trading. Inc.(2)(3)		170	2	0	0	170	2
PF Net Communications, Inc. (expiring 05/15/10)		0	0	1,000	0	1,000	0
Primus Telecommunications Group(2)(3)		7,000	700	0	0	7,000	700
Protection One, Inc.(2)(3)		10,400	104	0	0	10,400	104
Ubiquitel, Inc. (expiring 04/15/10)(2)(4)		0	0	30,000	0	30,000	0
Waxman Industries, Inc.(2)(3)		236,000	35,400	0	0	236,000	35,400
Total Warrants SSR High Income (Cost $741,393) BLK High Yield Bond (Cost $352,295)			36,301		5		36,306

Total Common Stocks & Equity Interest SSR High Income (Cost $14,065,746) BLK High Yield Bond (Cost $11,346,498)			765,809		6,425,033		7,190,842

4

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Fixed Income Securities
Asset Backed Securities	0.58%
Continental Airlines, Inc., Pass-Through Certificates, Series 99-1B
6.80% 8/2/2018		0	0	3,120	2,558,437	3,120	2,558,437
Continental Airlines, Inc., Series 974B
6.90% 1/2/2017		0	0	2,563	2,216,945	2,563	2,216,945
Credit Suisse Asset Management Funding Corp., Subordinated Bonds, Series 2A, Class D1
12.78% 10/15/2016		0	0	1,500	1,499,999	1,500	1,499,999
Total Asset Backed Securities SSR High Income (Cost $0) BLK High Yield Bond (Cost $5,867,309)			0		6,275,381		6,275,381

Corporate Bonds	85.23%
Aerospace	1.48%
AAR Corp., Senior Unsecured Notes
6.88% 12/15/2007		0	0	1,705	1,709,262	1,705	1,709,262
Availl, Inc., Senior Notes
7.63% 7/1/2011		2,350	2,514,500	0	0	2,350	2,514,500
BE Aerospace, Inc., Senior Notes
8.50% 10/1/2010		0	0	2,510	2,685,701	2,510	2,685,701
Condor Systems, Inc., Senior Subordinated Notes, Series B
11.88% 5/1/2009(2)(5)		0	0	1,500	105,000	1,500	105,000
Dunlop Standard Aerospace Holdings PLC, Senior Unsecured Notes
11.88% 5/15/2009(4)		0	0	3,225	3,430,300	3,225	3,430,300
Esterline Technologies Corp., Senior Subordinated Notes
7.75% 6/15/2013		0	0	2,875	3,061,875	2,875	3,061,875
Transdigm, Inc., Senior Notes
8.38% 7/15/2011		2,400	2,544,000	0	0	2,400	2,544,000

			5,058,500		10,992,138		16,050,638

Air Transportation	0.42%
Northwest Airlines, Inc., Pass-Through Certificates, Series 99-2B
7.95% 3/1/2015		0	0	1,802	1,603,337	1,802	1,603,337
Continental Airlines, Inc., Notes
7.37% 12/15/2015		1,349	1,184,724	0	0	1,349	1,184,724
7.88% 7/2/2018		1,750	1,742,895	0	0	1,750	1,742,895

			2,927,619		1,603,337		4,530,956

Broadcasting	3.23%
Adelphia Communications Corp., Senior Notes
10.50% 7/15/2004(2)(5)		0	0	2,000	1,920,000	2,000	1,920,000
Alliance Atlantis Communications, Inc., Senior Subordinated Notes
13.00% 12/15/2009		0	0	4,500	5,085,000	4,500	5,085,000
Asia Global Crossing Ltd., Senior Unsecured Notes
13.38% 10/15/2010(2)(5)		0	0	2,000	225,000	2,000	225,000
Charter Communications Holdings, Inc., Notes
10.25% 9/15/2010(4)		1,750	1,802,500	0	0	1,750	1,802,500

5

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Charter Communications Holdings, Inc., Senior Notes
8.63% 4/1/2009		875	721,875	0	0	875	721,875
Charter Communications Holdings LLC, Senior Unsecured Notes
11.12% 1/15/2011		0	0	10,345	9,103,600	10,345	9,103,600
Granite Broadcasting Corp., First Mortgage Notes
9.75% 12/1/2010(4)		0	0	2,475	2,388,375	2,475	2,388,375
Insight Communications Co., Inc., Notes
12.75% 2/15/2011		0	0	3,680	3,128,000	3,680	3,128,000
Nextmedia Operating, Inc., Senior Subordinated Notes
10.75% 7/1/2011		0	0	3,000	3,360,000	3,000	3,360,000
Quebecor Media, Inc., Senior Unsecured Notes
11.12% 7/15/2011		0	0	2,000	2,295,000	2,000	2,295,000
Videotron, Inc., Senior Notes
6.88% 1/15/2014		1,750	1,828,750	0	0	1,750	1,828,750
XM Satellite Radio, Inc., Senior Secured Notes
14.00% 3/15/2010		0	0	3,000	3,330,000	3,000	3,330,000

			4,353,125		30,834,975		35,188,100

Business Services	0.94%
Global Cash Access, Senior Subordinated Notes
8.75% 3/15/2012(4)		0	0	1,810	1,882,399	1,810	1,882,399
Service Corp. Intl., Unsecured Notes
6.75% 4/1/2016(4)		0	0	2,345	2,333,274	2,345	2,333,274
Worldspan LP, Senior Notes
9.62% 6/15/2011		0	0	5,815	6,003,988	5,815	6,003,988

			0		10,219,661		10,219,661

Chemicals	4.02%
Equistar Chemical Co., Notes
10.13% 9/1/2008		1,500	1,612,500	0	0	1,500	1,612,500
Georgia Gulf Corp., Senior Notes
7.13% 12/15/2013(4)		500	531,250	0	0	500	531,250
Hercules, Inc., Senior Subordinated Notes
6.75% 10/15/2029(4)		1,425	1,425,000	3,175	3,175,000	4,600	4,600,000
Hercules, Inc., Senior Unsecured Notes
11.12% 11/15/2007		0	0	4,530	5,413,350	4,530	5,413,350
Huntsman Advanced Materials LLC, Senior Secured Notes
11.00% 7/15/2010(4)		1,175	1,327,750	1,500	1,680,000	2,675	3,007,750
Huntsman ICI Chemicals LLC, Senior Subordinated Notes
10.13% 7/1/2009		2,475	2,518,312	0	0	2,475	2,518,312
Huntsman Intl. LLC, Senior Unsecured Notes
9.88% 3/1/2009		0	0	2,445	2,689,500	2,445	2,689,500
ISP Chemco, Inc., Senior Subordinated Notes
10.25% 7/1/2011		4,000	4,530,000	0	0	4,000	4,530,000
ISP Holdings, Inc., Senior Notes
10.63% 12/15/2009		1,700	1,887,000	0	0	1,700	1,887,000

6

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Lyondell Chemicals Co., Senior Notes
10.50% 6/1/2013		2,350	2,479,250	0	0	2,350	2,479,250
Lyondell Chemical Co., Senior Secured Notes
11.12% 7/15/2012		0	0	1,395	1,499,625	1,395	1,499,625
MacDermid, Inc., Senior Subordinated Notes
9.13% 7/15/2011		1,925	2,170,437	0	0	1,925	2,170,437
Nova Chemicals Corp., Senior Unsecured Notes
6.50% 1/15/2012(4)		0	0	2,075	2,154,431	2,075	2,154,431
Noveon, Inc., Senior Subordinated Notes
11.00% 2/28/2011		0	0	2,500	2,862,500	2,500	2,862,500
Rockwood Specialties Group, Inc., Senior Subordinated Notes
10.62% 5/15/2011		0	0	1,500	1,657,500	1,500	1,657,500
UAP Holding Corp., Senior Notes
0.00% 7/15/2012(4)		3,000	2,010,000	0	0	3,000	2,010,000
United Agricultural Products, Inc., Senior Notes
8.25% 12/15/2011(4)		2,050	2,149,938	0	0	2,050	2,149,938

			22,641,437		21,131,906		43,773,343

Computer Software & Services	0.48%
DRS Technologies, Inc., Senior Subordinated Notes
6.88% 11/1/2013		3,350	3,484,000	1,695	1,758,562	5,045	5,242,562

			3,484,000		1,758,562		5,242,562

Construction	1.26%
Beazer Homes USA, Inc., Senior Unsecured Notes
8.38% 4/15/2012		0	0	360	402,300	360	402,300
Blount, Inc., Senior Subordinated Notes
13.00% 8/1/2009		0	0	2,475	2,623,500	2,475	2,623,500
Boyd Gaming Corp., Senior Subordinated Notes
7.75% 12/15/2012		0	0	2,015	2,156,050	2,015	2,156,050
D.R. Horton, Inc., Senior Unsecured Notes
6.88% 5/1/2013		0	0	3,000	3,330,000	3,000	3,330,000
K. Hovnanian Enterprises, Inc., Senior Unsecured Notes
10.50% 10/1/2007		0	0	2,000	2,350,000	2,000	2,350,000
NVR, Inc., Senior Unsecured Notes
5.00% 6/15/2010		0	0	2,875	2,889,375	2,875	2,889,375

			0		13,751,225		13,751,225

Consumer Products	1.66%
American Achievement Corp., Senior Subordinated Notes
8.25% 4/1/2012(4)		1,700	1,746,750	0	0	1,700	1,746,750
Hines Nurseries, Inc., Senior Notes
10.25% 10/1/2011		650	721,500	0	0	650	721,500
Jostens Holding Corp., Notes
0.00% 12/1/2008(4)		1,350	884,250	0	0	1,350	884,250
Perry Ellis International, Inc., Notes
8.88% 9/15/2013		1,750	1,820,000	0	0	1,750	1,820,000

7

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Russell Corp., Senior Notes
9.25% 5/1/2010		3,800	4,037,500	0	0	3,800	4,037,500
Sealy Mattress Co., Senior Subordinated Notes
8.25% 6/15/2014(4)		2,550	2,550,000	0	0	2,550	2,550,000
Tempur-Pedic, Inc., Senior Subordinated Notes
10.25% 8/15/2010(4)		1,365	1,569,750	0	0	1,365	1,569,750
Warnaco, Inc., Senior Notes
8.88% 6/15/2013		4,425	4,767,937	0	0	4,425	4,767,937

			18,097,687		0		18,097,687

Containers	0.74%
Crown Holdings, Inc., Debentures
8.00% 4/15/2023		0	0	1,175	1,133,875	1,175	1,133,875
Owens Brockway Glass Container, Inc., Notes
8.88% 2/15/2009		2,100	2,268,000	0	0	2,100	2,268,000
Owens Brockway Glass Container, Inc., Senior Notes
8.25% 5/15/2013		2,025	2,085,750	0	0	2,025	2,085,750
Owens-Brockway Glass Container, Inc., Senior Secured Notes
8.75% 11/15/2012		0	0	975	1,063,969	975	1,063,969
Owens-Brockway Glass Container, Inc., Senior Unsecured Notes
8.25% 5/15/2013		0	0	1,500	1,545,000	1,500	1,545,000

			4,353,750		3,742,844		8,096,594

Electronics	1.07%
Affinity Group, Inc., Senior Subordinated Notes
9.00% 2/15/2012(4)		0	0	1,700	1,810,501	1,700	1,810,501
Amkor Technology, Inc., Senior Unsecured Notes
7.12% 3/15/2011(4)		0	0	2,070	2,064,825	2,070	2,064,825
Knowles Electronics, Inc., Senior Subordinated Notes
13.12% 10/15/2009		0	0	2,530	2,669,150	2,530	2,669,150
PF Net Communications, Inc., Senior Unsecured Notes
13.75% 5/15/2010(2)(5)		0	0	1,000	0	1,000	0
Stoneridge, Inc., Senior Unsecured Notes
11.50% 5/1/2012		0	0	2,500	3,000,000	2,500	3,000,000
Viasystems, Inc., Senior Subordinated Notes
10.50% 1/15/2011(4)		0	0	1,845	2,071,012	1,845	2,071,012

			0		11,615,488		11,615,488

Energy & Utilities	7.81%
AES Corp., Notes
8.75% 5/15/2013(4)		1,200	1,320,000	0	0	1,200	1,320,000
9.00% 1/2/2017		2,487	2,848,079	0	0	2,487	2,848,079
AES Corp., Senior Secured Notes
9.00% 5/15/2015(4)		0	0	2,450	2,701,124	2,450	2,701,124
AES Corp., Senior Unsecured Notes
9.38% 9/15/2010		0	0	1,090	1,186,738	1,090	1,186,738

8

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
AES Ironwood LLC, Senior Secured Notes
8.86% 11/30/2025		0	0	1,678	1,830,654	1,678	1,830,654
AES Red Oak LLC, Senior Secured Notes
8.54% 11/30/2019		0	0	3,311	3,625,464	3,311	3,625,464
Calpine Corp., Senior Secured Notes
8.75% 7/15/2013(4)		0	0	2,325	2,054,719	2,325	2,054,719
Cogentrix Energy, Inc., Senior Unsecured Notes
8.75% 10/15/2008		0	0	3,490	3,681,950	3,490	3,681,950
Edison Mission Energy, Senior Unsecured Notes
10.00% 8/15/2008		0	0	1,765	1,853,250	1,765	1,853,250
7.73% 6/15/2009		0	0	3,795	3,662,175	3,795	3,662,175
Elwood Energy LLC, Senior Secured Notes
8.16% 7/5/2026		0	0	4,801	5,065,563	4,801	5,065,563
Homer City Funding LLC, Senior Secured Notes
8.73% 10/1/2026		0	0	1,375	1,527,144	1,375	1,527,144
Massey Energy Co., Senior Notes
6.95% 3/1/2007		0	0	4,715	4,856,450	4,715	4,856,450
6.63% 11/15/2010		1,025	1,042,938	0	0	1,025	1,042,938
Midwest Generation LLC, Pass Through Certificates, Series B
8.56% 1/2/2016		0	0	6,565	6,827,600	6,565	6,827,600
Mirant Americas Generation, Inc., Senior Unsecured Notes
7.63% 5/1/2006(2)(5)		0	0	4,325	3,200,500	4,325	3,200,500
Nalco Co., Senior Notes
7.75% 11/15/2011(4)		1,400	1,463,000	5,630	5,855,200	7,030	7,318,200
Nalco Co., Senior Subordinated Notes
8.88% 11/15/2013(4)		1,400	1,459,500	0	0	1,400	1,459,500
National Waterworks, Inc., Senior Subordinated Notes, Series B
10.50% 12/1/2012		0	0	4,750	5,367,500	4,750	5,367,500
NRG Energy, Inc., Second Mortgage Bonds
8.00% 12/15/2013(4)		3,125	3,226,562	7,635	7,883,138	10,760	11,109,700
Petrobras International Co., Notes
9.13% 7/2/2013		3,000	3,180,000	0	0	3,000	3,180,000
Reliant Resources, Inc., Senior Secured Notes
9.25% 7/15/2010		1,900	2,061,500	540	585,900	2,440	2,647,400
9.50% 7/15/2013		0	0	1,020	1,127,100	1,020	1,127,100
Southern Star Cent Corp., Senior Notes
8.50% 8/1/2010		1,050	1,160,250	0	0	1,050	1,160,250
Suburban Propane Partners LP, Senior Notes
6.88% 12/15/2013(4)		1,175	1,222,000	0	0	1,175	1,222,000
Swift Energy Co., Senior Subordinated Notes
10.25% 8/1/2009		0	0	1,830	1,958,100	1,830	1,958,100
Westport Resources Corp., Notes
8.25% 11/1/2011		1,025	1,140,312	0	0	1,025	1,140,312

			20,124,141		64,850,269		84,974,410

9

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Entertainment & Leisure	5.07%
Ameristar Casinos, Inc., Senior Subordinated Notes
10.75% 2/15/2009		0	0	1,450	1,676,562	1,450	1,676,562
Chumash Casino & Resort Enterprise, Inc., Notes
9.00% 7/15/2010		1,475	1,629,875	0	0	1,475	1,629,875
Gaylord Entertainment Co., Unsecured Notes
8.00% 11/15/2013(4)		0	0	2,035	2,169,820	2,035	2,169,820
Host Marriott LP, Unsecured Notes
7.13% 11/1/2013		1,500	1,556,250	3,915	4,061,812	5,415	5,618,062
John Q. Hammons Hotels LP, First Mortgage Notes
8.88% 5/15/2012		3,500	3,893,750	2,925	3,232,126	6,425	7,125,876
MGM Mirage, Inc., Senior Notes
6.00% 10/1/2009		0	0	2,000	2,100,000	2,000	2,100,000
MGM Mirage, Inc., Senior Unsecured Notes
5.88% 2/27/2014		0	0	2,900	2,892,750	2,900	2,892,750
Mohegan Tribal Gaming Authority, Senior Subordinated Notes
8.00% 4/1/2012		0	0	2,215	2,436,500	2,215	2,436,500
Park Place Entertainment, Inc., Senior Subordinated Notes
7.88% 3/15/2010		0	0	4,075	4,543,625	4,075	4,543,625
Pinnacle Entertainment, Inc., Senior Subordinated Notes
8.25% 3/15/2012(4)		0	0	1,835	1,789,125	1,835	1,789,125
Prime Hospitality Corp., Senior Subordinated Notes
8.38% 5/1/2012		0	0	515	543,325	515	543,325
River Rock Entertainment, Inc., Senior Notes
9.75% 11/1/2011(4)		775	837,000	0	0	775	837,000
Royal Caribbean Cruises Ltd., Notes
8.00% 5/15/2010		3,775	4,265,750	0	0	3,775	4,265,750
Starwood Hotels & Resorts Worldwide, Inc., Debentures
7.38% 11/15/2015		0	0	2,000	2,160,000	2,000	2,160,000
Station Casinos, Inc., Senior Subordinated Notes
6.50% 2/1/2014(4)		1,575	1,588,781	1,990	2,007,412	3,565	3,596,193
Station Casinos, Inc., Unsecured Notes
6.00% 4/1/2012(4)		0	0	1,310	1,355,850	1,310	1,355,850
True Temper Sports, Inc., Senior Subordinated Notes
8.38% 9/15/2011(4)		0	0	1,595	1,626,900	1,595	1,626,900
Venetian Casino Resort LLC, Notes
11.00% 6/15/2010		3,600	4,140,000	0	0	3,600	4,140,000
Vivendi Universal SA, Senior Notes
6.25% 7/15/2008		0	0	715	772,200	715	772,200
Waterford Gaming LLC, Senior Unsecured Notes
8.62% 9/15/2012(4)		0	0	3,735	3,875,062	3,735	3,875,062

			17,911,406		37,243,069		55,154,475

10

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Finance	6.12%
Ameriserve Finance Trust, Senior Secured Notes
12.00% 9/15/2006(2)(4)(5)		0	0	500	25,000	500	25,000
Arch Western Finance LLC, Senior Notes
6.75% 7/1/2013(4)		0	0	2,625	2,795,625	2,625	2,795,625
BCP Luxemburg Holdings, Term Loans
9.10% 2/19/2005		0	0	2,993	2,993,000	2,993	2,993,000
10.10% 2/19/2005		0	0	996	996,000	996	996,000
Calpine Canada Energy Finance ULC, Senior Unsecured Notes
8.50% 5/1/2008		0	0	2,260	1,666,750	2,260	1,666,750
Capital Guardian Ltd., Subordinated Bonds
11.45% 5/24/2013		0	0	1,000	906,900	1,000	906,900
CE Generation LLC, Senior Notes
7.42% 12/15/2018		0	0	2,445	2,591,636	2,445	2,591,636
Charter Communications Holdings II, LLC, Unsecured Notes
10.25% 9/15/2010		0	0	600	618,000	600	618,000
Commercial Mortgage Acceptance Corp., Series 98, Class C1, Notes
6.23% 7/15/2031(4)		3,200	2,857,920	0	0	3,200	2,857,920
Commercial Mortgage Acceptance Corp., Series 98, Class C2, Notes
5.44% 9/15/2030(4)		4,050	3,702,570	0	0	4,050	3,702,570
Crown European Holdings SA, Senior Secured Notes
10.88% 3/1/2013		0	0	4,400	5,126,000	4,400	5,126,000
Dollar Financial Group, Inc., Senior Notes
9.75% 11/15/2011		1,405	1,524,425	0	0	1,405	1,524,425
Dynegy-Roseton Danskammer LLC, Pass-Through Certificates
7.27% 11/8/2010		0	0	4,450	4,227,500	4,450	4,227,500
Gemstone Investor Ltd., Unsecured Notes
7.71% 10/31/2004(4)		0	0	2,600	2,587,000	2,600	2,587,000
Jason, Inc., Second Lien Notes Certificates(3)
15.00% 12/15/2007		0	0	1,500	1,455,000	1,500	1,455,000
Larwin Group—Participation in Asset Exchange
7.00% 12/1/2020(2)(3)(5)		0	0	0	349	0	349
MDP Acquisitions PLC, Senior Unsecured Notes
9.62% 10/1/2012		0	0	3,000	3,375,000	3,000	3,375,000
New Asat Finance Ltd., Senior Notes
9.25% 2/1/2011(4)		0	0	2,550	2,728,500	2,550	2,728,500
Nexstar Finance LLC, Senior Subordinated Notes
12.00% 4/1/2008		0	0	1,720	1,930,700	1,720	1,930,700
Nomura Asset Securities Corp., Notes
6.00% 3/15/2030(4)(6)		1,000	978,445	0	0	0	0

11

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Orion Power Holdings, Inc., Senior Unsecured Notes
12.00% 5/1/2010		0	0	4,800	5,964,000	4,800	5,964,000
Qwest Capital Funding, Inc., Notes
7.25% 2/15/2011		1,750	1,505,000	0	0	1,750	1,505,000
Qwest Capital Funding, Inc., Senior Unsecured Notes
7.75% 2/15/2031(4)		0	0	2,135	1,740,025	2,135	1,740,025
Qwest Services Corp., Senior Subordinated Notes
13.50% 12/15/2010(4)		0	0	4,470	5,185,200	4,470	5,185,200
Trac-X North American High Yield Index
8.00% 3/25/2009(4)		5,000	5,018,750	0	0	5,000	5,018,750
WMC Finance Co., Senior Unsecured Notes
11.75% 12/15/2008(4)		1,750	1,872,500	2,875	3,047,500	4,625	4,920,000
Zais Investment Grade Ltd., Secured Notes
9.95% 9/23/2014		0	0	1,102	110,198	1,102	110,198

			17,459,610		50,069,883		66,551,048

Food & Agriculture	1.35%
American Seafoods Group LLC., Senior Subordinated Notes
10.12% 4/15/2010		0	0	3,000	3,600,000	3,000	3,600,000
Del Monte Foods Co., Senior Subordinated Notes
9.25% 5/15/2011		1,750	1,968,750	0	0	1,750	1,968,750
Dimon, Inc., Senior Notes
7.75% 6/1/2013		2,250	2,238,750	0	0	2,250	2,238,750
Gold Kist, Inc., Senior Notes
10.25% 3/15/2014(4)		0	0	1,700	1,717,000	1,700	1,717,000
Merisant Co., Senior Subordinated Notes
9.50% 7/15/2013(4)		1,400	1,379,000	0	0	1,400	1,379,000
Nebco Evans Holding Co., Senior Notes
17.25% 7/15/2007(2)(3)(5)		0	0	800	0	800	0
Standard Commercial Corp., Senior Notes
8.00% 4/15/2012(4)		3,625	3,760,938	0	0	3,625	3,760,938

			9,347,438		5,317,000		14,664,438

Health Care	0.93%
Concentra Operating Corp., Senior Subordinated Notes
9.50% 8/15/2010		2,350	2,608,500	0	0	2,350	2,608,500
Kinetic Concepts Inc., Notes
7.38% 5/15/2013(4)		1,268	1,363,100	0	0	1,268	1,363,100
MedQuest, Inc., Notes
11.88% 8/15/2012		2,250	2,565,000	0	0	2,250	2,565,000
Senior Housing Properties Trust, Notes
8.63% 1/15/2012		1,825	2,071,375	0	0	1,825	2,071,375
Tenet Healthcare Corp., Notes
6.38% 12/1/2011		1,750	1,513,750	0	0	1,750	1,513,750

			10,121,725		0		10,121,725

12

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Homebuilders	1.03%
Associated Materials, Inc., Notes
9.75% 4/15/2012		475	529,625	0	0	475	529,625
11.25% 3/1/2014(4)		2,975	1,807,312	0	0	2,975	1,807,312
Nortek Holdings, Inc., Senior Notes
0.00% 5/15/2011(4)		3,075	2,337,000	0	0	3,075	2,337,000
PolyGem Industries, Inc., Senior Subordinated Notes
9.00% 2/15/2012(4)		1,750	1,758,750	0	0	1,750	1,758,750
Technical Olympic USA, Inc., Notes
9.00% 7/1/2010		1,750	1,903,125	0	0	1,750	1,903,125
7.50% 3/15/2011(4)		2,025	2,022,469	0	0	2,025	2,022,469
U.S. Concrete, Inc., Senior Subordinated Notes
8.38% 4/1/2014(4)		850	867,000	0	0	850	867,000

			11,225,281		0		11,225,281

Insurance	0.31%
Crum & Forster Holdings Corp., Senior Notes
10.38% 6/15/2013(4)		0	0	3,000	3,390,000	3,000	3,390,000

			0		3,390,000		3,390,000

Manufacturing	5.04%
Briggs & Stratton Corp., Senior Unsecured Notes
8.88% 3/15/2011		0	0	4,000	4,900,000	4,000	4,900,000
California Steel Industries, Inc., Senior Notes
6.13% 3/15/2014(4)		3,500	3,526,250	1,990	1,999,950	5,490	5,526,200
Collins & Aikman Floor Coverings, Inc., Senior Subordinated Notes
9.75% 2/15/2010		0	0	3,000	3,210,000	3,000	3,210,000
Compagnie Generale de Geophysique, Senior Unsecured Notes
10.62% 11/15/2007		0	0	2,000	2,145,000	2,000	2,145,000
Cummins, Inc., Senior Debentures
7.12% 3/1/2028		0	0	470	465,300	470	465,300
Dresser, Inc., Senior Subordinated Notes
9.38% 4/15/2011		0	0	1,950	2,125,500	1,950	2,125,500
EaglePicher, Inc., Senior Notes
9.75% 9/1/2013		1,750	1,916,250	0	0	1,750	1,916,250
Erico Intl. Corp., Senior Subordinated Notes
8.88% 3/1/2012(4)		0	0	2,005	2,080,188	2,005	2,080,188
General Cable Corp., Senior Unsecured Notes
9.50% 11/15/2010(4)		0	0	2,480	2,721,800	2,480	2,721,800
Gentek, Inc., Escrow Bonds
33.26% 12/1/2033		0	0	1,000	0	1,000	0
Hexcel Corp., Senior Secured Notes
9.88% 10/1/2008		1,750	1,946,875	3,200	3,552,000	4,950	5,498,875
Ispat Inland, Inc., Senior Notes
9.75% 4/1/2014(4)		1,700	1,768,000	1,205	1,253,200	2,905	3,021,200
Joy Global Inc. Senior Subordinated Notes
8.75% 3/15/2012		3,150	3,543,750	0	0	3,150	3,543,750

13

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Plastipak Holdings, Inc., Senior Unsecured Notes
10.75% 9/1/2011		0	0	2,000	2,180,000	2,000	2,180,000
Rayovac Corp., Senior Subordinated Notes
8.50% 10/1/2013		3,225	3,474,938	1,410	1,515,750	4,635	4,990,688
SPX Corp., Senior Notes
6.25% 6/15/2011		0	0	1,190	1,231,650	1,190	1,231,650
Terex Corp., Senior Subordinated Notes
9.25% 7/15/2011		3,875	4,340,000	0	0	3,875	4,340,000
Trinity Industries, Inc., Senior Notes
6.50% 3/15/2014(4)		3,100	3,100,000	0	0	3,100	3,100,000
United Components, Inc., Senior Subordinated Notes
9.38% 6/15/2013		1,750	1,890,000	0	0	1,750	1,890,000

			25,506,063		29,380,338		54,886,401

Media	0.87%
Cinemark, Inc., Senior Notes
0.00% 3/15/2014(4)		2,725	1,703,125	0	0	2,725	1,703,125
Allbritton Communications Co., Notes
7.75% 12/15/2012		2,225	2,308,437	0	0	2,225	2,308,437
Sinclair Broadcast Group, Inc., Notes
8.75% 12/15/2011		1,325	1,467,438	0	0	1,325	1,467,438
8.00% 3/15/2012		2,075	2,248,781	0	0	2,075	2,248,781
Young Broadcasting, Inc., Notes
8.75% 1/15/2014(4)		1,700	1,751,000	0	0	1,700	1,751,000

			9,478,781		0		9,478,781

Medical & Medical Services	1.80%
Athena Neurosciences, Inc., Senior Unsecured Notes
7.25% 2/21/2008		0	0	3,070	3,085,350	3,070	3,085,350
Flowserve Corp., Senior Subordinated Notes
12.25% 8/15/2010		0	0	1,600	1,848,000	1,600	1,848,000
HEALTHSOUTH Corp., Senior Notes
6.88% 6/15/2005		0	0	3,250	3,217,500	3,250	3,217,500
IASIS Healthcare Corp. Senior Notes
8.50% 10/15/2009		1,400	1,498,000	0	0	1,400	1,498,000
IASIS Healthcare Corp., Senior Subordinated Notes
8.50% 10/15/2009		0	0	2,265	2,417,888	2,265	2,417,888
Insight Health Services Corp., Senior Subordinated Notes, Series B
9.88% 11/1/2011		0	0	575	571,406	575	571,406
Matria Healthcare, Inc., Senior Unsecured Notes
11.00% 5/1/2008		0	0	2,150	2,386,500	2,150	2,386,500
Neighborcare, Inc., Senior Subordinated Notes
6.88% 11/15/2013(4)		0	0	1,450	1,504,375	1,450	1,504,375
Province Healthcare Co., Senior Subordinated Notes
7.50% 6/1/2013		0	0	2,935	3,052,400	2,935	3,052,400

			1,498,000		18,083,419		19,581,419

14

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Medical Instruments & Supplies	1.64%
Apogent Technologies, Inc., Senior Subordinated Notes
6.50% 5/15/2013		0	0	2,230	2,374,950	2,230	2,374,950
Inverness Medical Innovations, Inc., Senior Subordinated Notes
8.75% 2/15/2012(4)		0	0	1,495	1,517,425	1,495	1,517,425
National Nephrology Associates, Senior Subordinated Notes
9.00% 11/1/2011(4)		0	0	2,645	3,068,200	2,645	3,068,200
Norcross Safety Products LLC, Senior Subordinated Notes
9.88% 8/15/2011		1,750	1,903,125	1,600	1,752,000	3,350	3,655,125
Perkinelmer, Inc., Senior Subordinated Notes
8.88% 1/15/2013		0	0	3,235	3,736,425	3,235	3,736,425
Universal Hospital Services, Inc., Senior Notes
10.12% 11/1/2011(4)		0	0	3,275	3,537,000	3,275	3,537,000

			1,903,125		15,986,000		17,889,125

Metal & Mining	2.67%
Century Aluminum Co., Senior Secured Notes
11.75% 4/15/2008		1,250	1,400,000	3,000	3,360,000	4,250	4,760,000
Ipsco, Inc., Senior Notes
8.75% 6/1/2013		2,350	2,673,125	3,460	3,935,750	5,810	6,608,875
Russell Metals, Inc., Senior Subordinated Notes
6.38% 3/1/2014(4)		0	0	1,790	1,834,750	1,790	1,834,750
TRIMAS Corp., Senior Subordinated Notes
9.88% 6/15/2012		5,025	5,477,250	3,535	3,835,475	8,560	9,312,725
United States Steel Corp., Senior Notes
9.75% 5/15/2010		0	0	1,640	1,869,600	1,640	1,869,600
United States Steel LLC, Notes
10.75% 8/1/2008		1,154	1,344,410	0	0	1,154	1,344,410
United States Steel LLC, Senior Notes
9.75% 5/15/2010		2,944	3,356,160	0	0	2,944	3,356,160

			14,250,945		14,835,575		29,086,520

Motor Vehicles	1.38%
CSK Auto, Inc., Senior Subordinated Notes
7.00% 1/15/2014(4)		1,750	1,758,750	2,145	2,155,725	3,895	3,914,475
Dana Corp., Senior Notes
6.50% 3/1/2009		0	0	1,045	1,112,925	1,045	1,112,925
Dura Operating Corp., Senior Unsecured Notes
8.62% 4/15/2012		0	0	2,500	2,662,500	2,500	2,662,500
Metaldyne Corp., Senior Unsecured Notes
10.00% 11/1/2013(4)		0	0	1,795	1,795,000	1,795	1,795,000
TRW Automotive, Inc., Senior Subordinated Notes
9.38% 2/15/2013		1,762	2,026,300	0	0	1,762	2,026,300
11.00% 2/15/2013		1,674	2,000,430	1,300	1,547,000	2,974	3,547,430

			5,785,480		9,273,150		15,058,630

15

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Oil & Gas	6.99%
Chesapeake Energy Corp. Senior Notes
6.88% 1/15/2016(4)		2,000	2,100,000	0	0	2,000	2,100,000
6.88% 1/15/2016		1,736	1,822,800	0	0	1,736	1,822,800
Chesapeake Energy Corp., Senior Unsecured Notes
9.00% 8/15/2012		0	0	3,000	3,465,000	3,000	3,465,000
Compton Petroleum Corp., Senior Unsecured Notes
9.90% 5/15/2009		0	0	3,000	3,337,500	3,000	3,337,500
Dynegy Holdings, Inc., Secured Notes
10.12% 7/15/2013(4)		0	0	2,250	2,469,375	2,250	2,469,375
Dynegy Holdings, Inc., Senior Notes
6.88% 4/1/2011		4,275	3,719,250	0	0	4,275	3,719,250
El Paso Production Holding Co., Senior Notes
7.75% 6/1/2013		1,675	1,553,562	8,140	7,570,200	9,815	9,123,762
Encore Acquisition Co., Senior Subordinated Notes
6.25% 4/15/2014(4)		1,000	1,000,000	1,115	1,126,150	2,115	2,126,150
Energy Partners Ltd., Senior Notes
8.75% 8/1/2010		1,650	1,765,500	0	0	1,650	1,765,500
Evergreen Resources, Inc., Senior Subordinated Notes
5.88% 3/15/2012(4)		425	429,250	1,520	1,535,200	1,945	1,964,450
Exco Resources, Inc., Senior Notes
7.25% 1/15/2011(4)		3,500	3,613,750	1,880	1,941,100	5,380	5,554,850
Gulfterra Energy Partners LP, Senior Notes
6.25% 6/1/2010		0	0	2,500	2,718,750	2,500	2,718,750
Gulfterra Energy Partners LP, Senior Subordinated Notes
8.50% 6/1/2010		0	0	1,700	1,961,086	1,700	1,961,086
Hanover Compressor Co., Senior Unsecured Notes
8.62% 12/15/2010		675	725,625	1,620	1,733,400	2,295	2,459,025
Hanover Equipment Trust, Notes
0.00% 3/31/2007		2,425	1,867,250	0	0	2,425	1,867,250
Hanover Equipment Trust, Senior Secured Notes
8.75% 9/1/2011		0	0	4,150	4,502,750	4,150	4,502,750
KCS Energy, Inc., Senior Unsecured Notes
7.12% 4/1/2012(4)		0	0	1,580	1,595,800	1,580	1,595,800
North American Energy Partners, Inc., Senior Unsecured Notes
8.75% 12/1/2011(4)		0	0	4,605	4,651,050	4,605	4,651,050
Plains All American Pipeline LP, Senior Notes
7.75% 10/15/2012		0	0	1,250	1,485,450	1,250	1,485,450
The Premcor Refining Group, Inc., Senior Subordinated Notes
7.75% 2/1/2012		0	0	1,195	1,308,525	1,195	1,308,525
Range Resources Corp., Senior Subordinated Notes
7.38% 7/15/2013		0	0	2,325	2,418,000	2,325	2,418,000

16

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Tom Brown, Inc., Senior Subordinated Notes
7.25% 9/15/2013		0	0	2,000	2,170,000	2,000	2,170,000
Transcontinental Gas Pipe Line Corp., Senior Notes
8.88% 7/15/2012		0	0	2,000	2,400,000	2,000	2,400,000
The Williams Cos., Inc., Senior Debentures
7.50% 1/15/2031		0	0	3,530	3,406,450	3,530	3,406,450
The Williams Cos., Inc., Senior Notes
8.62% 6/1/2010		0	0	500	550,000	500	550,000
The Williams Cos., Inc., Senior Unsecured Notes
7.62% 7/15/2019		0	0	5,010	5,060,100	5,010	5,060,100

			18,596,987		57,405,886		76,002,873

Paper & Forest Products	1.18%
Cascades, Inc., Unsecured Notes
7.25% 2/15/2013		0	0	2,175	2,289,188	2,175	2,289,188
Georgia-Pacific Corp., Senior Notes
7.38% 7/15/2008		0	0	2,500	2,725,000	2,500	2,725,000
Georgia-Pacific Corp., Senior Unsecured Notes
8.300% 1/15/2024(4)		0	0	3,900	4,104,750	3,900	4,104,750
Millar Western Forest Products Ltd., Senior Notes
7.75% 11/15/2013(4)		675	717,188	2,825	2,994,500	3,500	3,711,688

			717,188		12,113,438		12,830,626

Paper & Packaging	0.79%
BWAY Corp. Senior Subordinated Notes
10.00% 10/15/2010		1,075	1,150,250	0	0	1,075	1,150,250
Greif Brothers Corp., Notes
8.88% 8/1/2012		1,600	1,744,000	0	0	1,600	1,744,000
Newark Group, Inc., Senior Subordinated Notes
9.75% 3/15/2014(4)		1,700	1,674,500	0	0	1,700	1,674,500
United States Can Corp., Senior Notes
10.88% 7/15/2010		2,200	2,321,000	0	0	2,200	2,321,000
Vitro SA, Senior Notes
11.75% 11/1/2013(4)		1,800	1,710,000	0	0	1,800	1,710,000

			8,599,750		0		8,599,750

Personal Services	0.53%
United Rentals NA, Inc., Senior Subordinated Notes
7.00% 2/15/2014(4)		0	0	735	690,900	735	690,900
United Rentals NA, Inc., Senior Unsecured Notes
6.50% 2/15/2012(4)		2,500	2,487,500	2,565	2,539,350	5,065	5,026,850

			2,487,500		3,230,250		5,717,750

17

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Plastics	0.80%
Solo Cup Co., Senior Subordinated Notes
8.50% 2/15/2014(4)		1,125	1,165,781	1,740	1,792,200	2,865	2,957,981
Tekni-Plex, Inc., Senior Secured Notes
8.75% 11/15/2013(4)		1,700	1,691,500	2,980	3,009,800	4,680	4,701,300
Tekni-Plex, Inc., Senior Subordinated Notes
12.75% 6/15/2010		1,025	1,073,687	0	0	1,025	1,073,687

			3,930,968		4,802,000		8,732,968

Publishing & Printing	2.82%
Dex Media, Inc., Notes
0.00% 11/15/2013(4)		2,950	1,888,000	0	0	2,950	1,888,000
Dex Media West LLC, Senior Notes
8.50% 8/15/2010(4)		0	0	1,465	1,611,500	1,465	1,611,500
Dex Media West LLC, Senior Subordinated Notes
9.88% 8/15/2013(4)		2,250	2,497,500	1,445	1,603,950	3,695	4,101,450
Mail-Well I Corp., Senior Subordinated Notes
7.88% 12/1/2013(4)		3,500	3,307,500	3,050	2,874,625	6,550	6,182,125
PEI Holdings, Inc., Senior Secured Notes
11.00% 3/15/2010		0	0	4,000	4,640,000	4,000	4,640,000
Perry-Judd’s, Inc., Senior Subordinated Notes
10.62% 12/15/2007		0	0	4,500	3,690,000	4,500	3,690,000
Vertis, Inc., Senior Unsecured Notes
10.88% 6/15/2009		0	0	1,400	1,407,000	1,400	1,407,000
Von Hoffmann Corp., Senior Unsecured Notes
10.25% 3/15/2009		0	0	2,000	2,090,000	2,000	2,090,000
Von Hoffmann Press, Inc., Senior Subordinated Notes
10.38% 5/15/2007		0	0	1,000	1,002,500	1,000	1,002,500
WRC Media, Inc., Senior Subordinated Notes
12.75% 11/15/2009		0	0	4,000	4,030,000	4,000	4,030,000

			7,693,000		22,949,575		30,642,575

Real Estate	0.73%
American Casino & Entertainment Properties LLC, Senior Secured Notes
7.85% 2/1/2012(4)		0	0	3,630	3,630,000	3,630	3,630,000
HMH Properties, Inc., Senior Notes, Series B
7.88% 8/1/2008		0	0	2,000	2,085,000	2,000	2,085,000
WCI Communities, Inc., Senior Subordinated Notes
7.88% 10/1/2013		0	0	2,050	2,193,500	2,050	2,193,500

			0		7,908,500		7,908,500

Restaurants	0.50%
Couche Tard LP, Senior Notes
7.50% 12/15/2013(4)		325	347,750	0	0	325	347,750
Friendly Ice Cream Corp., Senior Subordinated Notes
8.38% 6/15/2012(4)		850	875,500	1,545	1,591,350	2,395	2,466,850

18

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
O’Charleys, Inc., Senior Subordinated Notes
9.00% 11/1/2013(4)		1,750	1,828,750	0	0	1,750	1,828,750
Tricon Global Restaurants, Inc., Senior Unsecured Notes
8.88% 4/15/2011		0	0	600	751,500	600	751,500

			3,052,000		2,342,850		5,394,850

Retail Merchandising	2.88%
AutoNation, Inc., Senior Unsecured Notes
9.00% 8/1/2008		0	0	2,500	2,918,750	2,500	2,918,750
Group 1 Automotive, Inc., Senior Subordinated Notes
8.25% 8/15/2013		0	0	2,000	2,205,000	2,000	2,205,000
J.C. Penney Co., Inc., Senior Debentures
7.95% 4/1/2017		0	0	2,300	2,702,500	2,300	2,702,500
J.C. Penney Co., Inc., Unsecured Notes
8.00% 3/1/2010		0	0	1,577	1,856,918	1,577	1,856,918
National Wine & Spirits, Inc., Senior Unsecured Notes
10.12% 1/15/2009		0	0	1,050	1,008,000	1,050	1,008,000
Office Depot, Inc., Senior Subordinated Notes
10.00% 7/15/2008		0	0	3,000	3,630,000	3,000	3,630,000
Pantry, Inc., Senior Subordinated Notes
7.75% 2/15/2014(4)		0	0	3,190	3,205,950	3,190	3,205,950
Petro Stopping Centers Holdings LP, Senior Secured Notes
9.00% 2/15/2012(4)		0	0	1,680	1,730,400	1,680	1,730,400
Phillips Van Heusen Corp., Senior Notes
7.25% 2/15/2011(4)		1,725	1,785,375	0	0	1,725	1,785,375
Rite Aid Corp., Senior Debentures
6.88% 8/15/2013		0	0	4,125	3,836,250	4,125	3,836,250
Rite Aid Corp., Senior Notes
8.13% 5/1/2010		1,750	1,872,500	0	0	1,750	1,872,500
Saks, Inc., Notes
7.00% 12/1/2013(4)		2,849	2,991,450	0	0	2,849	2,991,450
United Auto Group, Inc., Notes
9.63% 3/15/2012		1,425	1,588,875	0	0	1,425	1,588,875

			8,238,200		23,093,768		31,331,968

Semiconductors & Related Devices	0.37%
Chippac Intl. Co. Ltd., Senior Subordinated Notes, Series B
12.75% 8/1/2009		0	0	3,700	4,033,000	3,700	4,033,000

			0		4,033,000		4,033,000

Services	1.07%
Alderwoods Group, Inc., Senior Notes
12.25% 1/2/2009		5,950	6,664,000	0	0	5,950	6,664,000
Interline Brands, Inc., Notes
11.50% 5/15/2011		1,400	1,512,000	0	0	1,400	1,512,000
Prime Succession Holdings, Inc., Senior Subordinate Notes
14.25% 8/29/2009(3)(4)		225	23	0	0	225	23
Williams Scotsman, Inc., Notes
9.88% 6/1/2007		3,500	3,500,000	0	0	3,500	3,500,000

			11,676,023		0		11,676,023

19

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Soaps & Cosmetics	0.18%
Chattem, Inc., Senior Subordinated Notes
7.00% 3/1/2014(4)		0	0	1,995	1,999,988	1,995	1,999,988

			0		1,999,988		1,999,988

Steel	0.23%
Earle M. Jorgensen Co., Notes
9.75% 6/1/2012		2,200	2,475,000	0	0	2,200	2,475,000

			2,475,000		0		2,475,000

Supermarkets/Drugs	0.50%
Nash Finch Co., Senior Subordinated Notes
8.50% 5/1/2008		1,700	1,674,500	0	0	1,700	1,674,500
Stater Brothers Holdings, Inc., Senior Notes
10.75% 8/15/2006		3,575	3,753,750	0	0	3,575	3,753,750

			5,428,250		0		5,428,250

Telecommunications	9.26%
ACC Escrow Corp., Senior Notes
10.00% 8/1/2011		0	0	2,175	2,077,125	2,175	2,077,125
Adelphia Communications Corp., Senior Unsecured Notes
10.88% 10/1/2010(2)(5)		0	0	500	485,000	500	485,000
Alamosa Delaware, Inc., Senior Unsecured Notes
8.50% 1/31/2012(4)		0	0	4,335	4,107,411	4,335	4,107,411
American Tower Corp., Senior Subordinated Notes
7.25% 12/1/2011(4)		3,600	3,681,000	1,090	1,111,800	4,690	4,792,800
CCO Holdings LLC, Senior Unsecured Note
8.75% 11/15/2013(4)		0	0	1,270	1,308,100	1,270	1,308,100
Centennial Communications Corp., Senior Unsecured Notes
8.12% 2/1/2014(4)		0	0	3,875	3,565,000	3,875	3,565,000
Cincinnati Bell, Inc., Senior Subordinated Notes
8.38% 1/15/2014		0	0	1,240	1,202,800	1,240	1,202,800
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25% 7/15/2013		0	0	1,245	1,257,450	1,245	1,257,450
Crown Castle Intl. Corp., Senior Unsecured Notes
7.50% 12/1/2013		5,250	5,158,125	1,550	1,588,750	6,800	6,746,875
CSC Holdings, Inc., Senior Debentures
7.88% 2/15/2018		0	0	7,090	7,657,200	7,090	7,657,200
CSC Holdings, Inc., Senior Notes
7.63% 4/1/2011		1,750	1,846,250	0	0	1,750	1,846,250
CSC Holdings, Inc., Senior Unsecured Notes
6.75% 4/15/2012(4)		0	0	2,500	2,500,000	2,500	2,500,000
DirecTV Holdings LLC, Unsecured Notes
8.38% 3/15/2013		0	0	1,700	1,942,250	1,700	1,942,250

20

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Echostar DBS Corp., Senior Unsecured Notes
10.38% 10/1/2007		0	0	3,000	3,262,500	3,000	3,262,500
Eircom Funding Corp., Senior Subordinated Notes
8.25% 8/15/2013		2,650	2,954,750	0	0	2,650	2,954,750
Insight Midwest Communications, Inc., Senior Notes
9.75% 10/1/2009		1,750	1,824,375	0	0	1,750	1,824,375
Knology, Inc., Senior Unsecured Notes
12.00% 11/30/2009		0	0	2,683	2,670,031	2,683	2,670,031
L-3 Communications Corp., Senior Subordinated Notes
6.12% 7/15/2013(4)		0	0	1,295	1,337,088	1,295	1,337,088
Millicom International Cellular, Inc., Senior Notes
10.00% 12/1/2013(4)		850	884,000	0	0	850	884,000
Nextel Communications, Inc., Senior Notes
5.95% 3/15/2014		0	0	2,850	2,828,625	2,850	2,828,625
7.38% 8/1/2015		3,075	3,328,687	4,450	4,828,250	7,525	8,156,937
Nextel Communications, Inc., Senior Unsecured Notes
5.25% 1/15/2010		0	0	1,119	1,139,813	1,119	1,139,813
Panamsat Corp., Senior Unsecured Notes
8.50% 2/1/2012		0	0	4,385	4,560,400	4,385	4,560,400
Qwest Communications International, Inc., Notes
7.25% 2/15/2011(4)		1,800	1,714,500	0	0	1,800	1,714,500
Qwest Communications Intl., Inc., Senior Debentures
6.88% 7/15/2028		0	0	2,135	1,643,950	2,135	1,643,950
Qwest Communications Intl., Inc., Senior Notes
7.25% 6/15/2007		0	0	2,930	2,666,300	2,930	2,666,300
Qwest Communications Intl., Inc., Senior Unsecured Notes
7.50% 2/15/2014(4)		0	0	2,945	2,760,938	2,945	2,760,938
Qwest Corp., Senior Unsecured Notes
9.12% 3/15/2012(4)		0	0	3,050	3,461,750	3,050	3,461,750
Rogers Wireless, Inc., Senior Notes
9.63% 5/1/2011		1,750	2,141,563	0	0	1,750	2,141,563
6.38% 3/1/2014(4)		600	609,750	0	0	600	609,750
Rural Cellular Corp., Senior Unsecured Notes
9.88% 2/1/2010		0	0	1,270	1,276,350	1,270	1,276,350
Rural Cellular Corp., Unsecured Notes
8.25% 3/15/2012(4)		0	0	1,095	1,119,638	1,095	1,119,638
Ubiquitel Operating Co., Senior Notes
9.88% 3/1/2011(4)		0	0	3,335	3,234,950	3,335	3,234,950
Western Wireless Corp., Senior Unsecured Notes
9.25% 7/15/2013		2,375	2,440,313	3,785	3,889,088	6,160	6,329,401
Worldcom, Inc., Senior Debentures
8.25% 1/20/2023(2)(5)		0	0	2,950	2,345,250	2,950	2,345,250
7.75% 3/15/2024(2)(5)		0	0	1,200	954,000	1,200	954,000
WorldCom, Inc., Senior Unsecured Notes
8.25% 5/15/2010(2)(5)		0	0	4,000	1,360,000	4,000	1,360,000

			26,583,313		74,141,807		100,725,120

21

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Tires & Rubber	0.14%
Kraton Polymers LLC, Senior Subordinated Notes
8.12% 1/15/2014(4)		0	0	1,440	1,519,200	1,440	1,519,200

			0		1,519,200		1,519,200

Transportation	2.62%
ArvinMeritor, Inc., Notes
8.75% 3/1/2012		825	917,812	0	0	825	917,812
Hornbeck Offshore Services, Inc., Senior Unsecured Notes
10.62% 8/1/2008		0	0	2,500	2,762,499	2,500	2,762,499
Omi Corp., Senior Notes
7.63% 12/1/2013		5,100	5,291,250	2,670	2,783,474	7,770	8,074,724
Overseas Shipholding Group, Inc., Debentures
8.75% 12/1/2013		0	0	4,350	4,942,688	4,350	4,942,688
RailAmerica Transportation Corp., Senior Subordinated Notes
12.88% 8/15/2010		0	0	1,235	1,432,600	1,235	1,432,600
Stena AB, Notes
9.63% 12/1/2012		2,100	2,383,500	0	0	2,100	2,383,500
Stena Corp., Notes
7.50% 11/1/2013		375	391,875	0	0	375	391,875
Teekay Shipping Corp., Senior Unsecured Notes
8.88% 7/15/2011		0	0	1,250	1,450,000	1,250	1,450,000
Tenneco Automotive, Inc., Senior Notes
10.25% 7/15/2013		1,900	2,185,000	0	0	1,900	2,185,000
Transportacion Ferroviaria Mexicana, SA de CV, Senior Unsecured Notes
12.50% 6/15/2012		0	0	3,500	3,920,000	3,500	3,920,000

			11,169,437		17,291,261		28,460,698

Waste Management	0.87%
Allied Waste Industries, Inc., Senior Debentures
7.40% 9/15/2035		0	0	3,500	3,377,500	3,500	3,377,500
Allied Waste NA, Inc., Senior Secured Notes
8.50% 12/1/2008		0	0	1,000	1,117,500	1,000	1,117,500
Allied Waste NA, Inc., Senior Unsecured Notes
6.50% 11/15/2010(4)		0	0	500	507,500	500	507,500
Casella Waste Systems, Inc., Senior Subordinated Notes
9.75% 2/1/2013		0	0	4,000	4,480,000	4,000	4,480,000

			0		9,482,500		9,482,500

Yankee	1.45%
Republic of Argentina
1.23% 8/3/2012		4,050	2,715,525	0	0	4,050	2,715,525
Republic of Brazil
8.00% 4/15/2014		3,325	3,241,687	0	0	3,325	3,241,687
Republic of Ecuador
7.00% 8/14/2004(4)		3,075	2,721,375	0	0	3,075	2,721,375
Republic of Turkey
9.50% 1/15/2014		750	885,000	0	0	750	885,000

22

	Pro Forma BlackRock Fund	SSR High Income(1)		BlackRock High Yield Bond		Pro Forma BlackRock Fund
	% of Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value	Shares/ Par in (000)	Market Value
Republic of Uruguay
7.50% 3/15/2015		2,250	1,940,625	0	0	2,250	1,940,625
Republic of Venezuela
10.75% 9/19/2013(4)		4,125	4,310,625	0	0	4,125	4,310,625

			15,814,837		0		15,814,837
Total Corporate Bonds
SSR High Income (Cost $315,009,383) BLK High Yield Bond (Cost $576,668,036)			331,990,566		596,392,862		927,404,983

Foreign Bonds	0.22%
BCP Luxemburg Holdings, Term Loans
10.10% 2/19/2005		0	0	1,987	2,441,812	1,987	2,441,812
Total Foreign Bonds SSR High Income (Cost $0) BLK High Yield Bond (Cost $2,497,957)			0		2,441,812		2,441,812

Short Term Investments	13.31%
Chase Manhattan Bank, Time Deposit
1.06% 4/1/2004		0	0	201	201,100	201	201,100
Federal Home Loan Bank, Discount Notes
0.97% 4/1/2004		0	0	15,000	15,000,000	15,000	15,000,000
0.99% 5/6/2004		0	0	20,000	19,980,750	20,000	19,980,750
HBOS Treasury Services PLC, Asset Backed Commercial Paper
1.11% 8/11/2004		0	0	1,318	1,317,852	1,318	1,317,852
Natexis Banques International, Floating Rate Notes
1.11% 4/1/2004		0	0	2,376	2,375,997	2,376	2,375,997
Galileo Money Market Fund		0	0	5,195	5,194,871	5,195	5,194,871
Institutional Money Market Trust		0	0	52,278	52,278,060	52,278	52,278,060
Morgan Stanley Dean Witter & Co., Commercial Paper
1.05% 4/1/2004		2,413	2,413,000	0	0	2,413	2,413,000
State Street Navigator Securities Lending Prime Portfolio		46,102	46,101,533	0	0	46,102	46,101,533
Total Short Term Investments SSR High Income (Cost $48,514,533) BLK High Yield Bond (Cost $96,348,630)			48,514,533		96,348,630		144,863,163

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE			$381,270,908		$707,883,718		$1,088,176,181

TOTAL INVESTMENTS IN SECURITIES AT COST			$377,589,662		$692,728,430		$1,069,407,290

(1)	Except as otherwise denoted, as of March 31, 2004, all of the securities listed above meet the BlackRock Fund’s investment criteria. Those securities that will have to be disposed of to meet the BlackRock Fund’s investment criteria represent 0.28% of the SSR Fund portfolio.
(2)	Non-income producing security.
(3)	Securities valued at fair value as determined in good faith by or under the direction of the Trustees.
(4)	Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers.
(5)	Security in default.
(6)	This security does not meet the BlackRock Fund’s investment criteria.

23

BLACKROCK HIGH YIELD BOND PORTFOLIO

STATE STREET RESEARCH HIGH INCOME FUND

PRO FORMA BLACKROCK FUND STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

(UNAUDITED)

	SSR High Income	BlackRock High Yield Bond	Pro Forma Adjustments		Pro Forma BlackRock Fund
ASSETS
Investments at value (Cost $377,589,662 & $692,728,430)	$381,270,908	$707,883,718	$(978,445	)(1)	$1,088,176,181
Cash denominated in foreign currencies (Cost $0 & $22,186)	0	21,506	0		21,506
Interest receivable	6,342,945	12,452,796	0		18,795,741

Investments sold receivable	8,994,983	7,550,069	978,445	(1)	17,523,497

Receivable from advisor	0	0	0		0
Capital shares sold receivable	138,804	4,466,107	0		4,604,911

Prepaid expenses	0	77,456	0		77,456

Unrealized appreciation on interest rate swaps	0	35,826	0		35,826

Other Assets	43,374	0	0		43,374

TOTAL ASSETS	396,791,014	732,487,478	0		1,129,278,492

LIABILITIES
Payable upon return of securities loaned	46,101,533	56,173,010	0		102,274,543
Investments purchased payable	10,348,719	21,569,924	0		31,918,643
Payable to custodian	4,211	0	0		4,211
Capital shares redeemed payable	522,955	3,245,086	0		3,768,041
Distributions payable	655,430	3,751,053	0		4,406,483
Advisory fees payable (2)	170,285	196,745	0		367,030
Administrative fees payable (3)	7,364	111,988	0		119,352
Custody fees payable (4)	0	8,478	0		8,478
Distribution fees payable (5)	0	119,053	0		119,053
Transfer agent fees payable (4)	298,657	23,322	0		321,979
Other accrued expenses payable	270,335	183,348	0		453,683
Interest payable on interest rate swaps	0	4,828	0		4,828

TOTAL LIABILITIES	58,379,489	85,386,835	0		143,766,324

NET ASSETS	$338,411,525	$647,100,643	$0		$985,512,168

ANALYSIS OF NET ASSETS
Accumulated paid in capital	$789,558,295	$631,656,578	$0		$1,421,214,873
Distributions in excess of paid in capital or accumulated net investment income (loss)	874,484	(2,778,348)	0		(1,903,864)
Accumulated net realized gain (loss) on investments	(455,702,500)	2,975,834	67,643	(1)	(452,659,023)
Unrealized appreciation/(depreciation) on investments	3,681,246	15,246,579	(67,643	)(1)	18,860,182

NET ASSETS	$338,411,525	$647,100,643	$0		$985,512,168

24

	SSR High Income	BlackRock High Yield Bond	Pro Forma Adjustments		Pro Forma BlackRock Fund
OUTSTANDING SHARES:

BlackRock Class	0	11,874,781	0		11,874,781
Institutional Class	0	21,538,277	640,406	(6)	22,178,683
Service Class	0	14,045,696	0		14,045,696
Investor A Class	66,909,663	8,933,863	(32,297,046	)(7)(8)	43,546,480

Investor B Class	13,322,627	13,710,298	(8,278,107	)(8)(9)	18,754,818

Investor B(1) Class	11,823,239	0	(11,823,239	)(9)	0
Investor C Class	3,334,933	9,661,946	(1,906,552	)(5)	11,090,327
Investor S Class	1,499,572	0	(1,499,572	)(6)	0

NET ASSET VALUE PER SHARE:

BlackRock Class	$0.00	$8.11			$8.11
Institutional Class	$0.00	$8.11			$8.11
Service Class	$0.00	$8.11			$8.11
Investor A Class	$3.50	$8.11			$8.11
Maximum Offering Price Investor A Class	$3.66	$8.54			$8.54
Investor B Class	$3.48	$8.11			$8.11
Investor B(1) Class	$3.46	$0.00			$0.00
Investor C Class	$3.48	$8.12			$8.12
Investor S Class	$3.46	$0.00			$0.00

(1)	Adjustment due to the disposition of securities to meet the BlackRock Fund’s investment criteria.
(2)	Payable to BlackRock for advisory services.
(3)	Payable to PFPC/BlackRock for accounting and administration services.
(4)	Payables to PFPC are for custody and transfer agent services.
(5)	Payable to PNC Bank affiliates are for distribution and sales support services.
(6)	Transfer of Class S shares of the SSR Fund into Institutional class of the BlackRock Fund plus shares adjustment for difference in NAV/share.
(7)	Transfer of Class A shares of the SSR Fund into Investor A class of the BlackRock Fund plus shares adjustment for differences in NAV/share.
(8)	Transfer of Class B shares of the SSR Fund into Investor A class of the BlackRock Fund plus shares adjustment for differences in NAV/share.
(9)	Transfer of Class B(1) shares of the SSR Fund into Investor B class of the BlackRock Fund plus shares adjustment for differences in NAV/share.
(10)	Transfer of Class C shares of the SSR Fund into Investor C class of the BlackRock Fund plus shares adjustment for differences in NAV/share.

25

BLACKROCK HIGH YIELD BOND PORTFOLIO

STATE STREET RESEARCH HIGH INCOME FUND

PRO FORMA BLACKROCK FUND STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

(UNAUDITED)

	SSR High Income	BlackRock High Yield Bond	Pro Forma Adjustments		Pro Forma BlackRock Fund
Investment Income
Interest	$29,925,376	$53,452,874	$0		$83,454,627
Securities lending income	76,377	146,583	0		146,583
Dividends	0	106,132	0		106,132

Total investment income	30,001,753	53,705,589	0		83,707,342

Expenses:
Investment advisory fee	2,131,982	2,975,133	(359,991	)(1)	4,747,124
Administration fee	92,598	496,232	173,239	(1)	762,069
Administration fee—class specific	0	776,924	514,057	(1)	1,290,981
Custodian fee	162,655	107,101	(164,546	)(1)	105,210
Transfer agent fee	987,634	62,510	20,466	(1)	1,070,610
Transfer agent fee—class specific	0	277,972	(277,972	)(2)	0
Shareholder servicing fees—Investor A class	593,739	197,658	142,086	(3)	933,483
Shareholder servicing fees—Investor B class	138,638	263,848	(39,321	)(3)	363,165
Shareholder servicing fees—Investor B(1) class	99,637	0	(99,637	)(3)	0
Shareholder servicing fees—Investor C class	30,651	181,584	(239	)(3)	211,996
Shareholder servicing fees—Service class	0	122,981	81,751	(3)	204,732
Shareholder processing fees—Investor A class	0	118,595	(118,595	)(4)	0
Shareholder processing fees—Investor B class	0	158,309	(158,309	)(4)	0
Shareholder processing fees—Investor C class	0	108,950	(108,950	)(4)	0
Shareholder processing fees—Service class	0	122,982	(122,982	)(4)	0
Distribution fees—Investor A class	118,748	79,063	175,582	(5)	373,393
Distribution fees—Investor B class	415,913	791,544	(117,963	)(5)	1,089,494
Distribution fees—Investor B(1) class	298,913	0	(298,913	)(5)	0
Distribution fees—Investor C class	91,953	544,750	(716	)(5)	635,987
Legal and audit	43,546	33,786	(1,187	)(6)	76,145
Printing	87,249	115,663	(41,555	)(6)	161,357
Registration fees and expenses	64,782	75,605	(33,471	)(7)	106,916
Trustees’ fees	27,846	6,442	(16,413	)(8)	17,875
Other	60,213	72,360	(37,681	)(7)	94,892

Total expenses (excluding interest expense)	5,446,697	7,689,992	(891,260)		12,245,429

Less investment advisory and administration fees waived	0	(808,212)	(1,022,103	)(9)	(1,830,315)
Less administration fees waived—class specific	0	(17,260)	(10,003	)(9)	(27,263)
Less distribution fees waived—Investor A class	0	(76,351)	(297,042	)(9)	(373,393)
Fees paid indirectly	(7,840)	0	7,840	(10)	0
Reimbursement of distribution fees	(66,321)	0	66,321	(9)	0

Total expenses, net of fees waived	5,372,536	6,788,169	(2,146,247)		10,014,458

Interest expense	0	166,812	0		166,812

Net expenses	5,372,536	6,954,981	(2,146,247)		10,181,270

Net investment income	24,629,217	46,750,608	2,146,247		73,526,072

26

	SSR High Income	BlackRock High Yield Bond	Pro Forma Adjustments		Pro Forma BlackRock Fund
Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) from:
Investment transactions (net of foreign taxes)	7,641,051	43,633,966	67,643	(11)	51,342,660
Swap and swaption contracts	0	362,807	0		362,807
Foreign currency related transactions	0	157	0		157
Net increase from payment by affiliate	9,052	0	0		9,052

	7,650,103	43,996,930	67,643		51,714,676

Change in unrealized appreciation (depreciation) from:
Investments (net of foreign taxes)	21,979,994	26,882,142	(67,643	)(11)	48,794,493
Swap and swaption contracts	0	35,826	0		35,826
Foreign currency related transactions	0	55,465	0		55,465

	21,979,994	26,973,433	(67,643)		48,885,784

Net gain on investments and foreign currency transactions	29,630,097	70,970,363	0		100,600,460

Net increase in net assets resulting from operations	$54,259,314	$117,720,971	$2,146,247		$174,126,532

(1)	Based on contract in effect for the surviving fund.
(2)	Decrease is due to a change in the surviving fund’s contractual arrangement.
(3)	Adjustment due to shareholder fee arrangement in place for the surviving fund.
(4)	Decrease due to the elimination of the shareholder processing fee arrangement for the surviving fund.
(5)	Adjustment due to distribution fee arrangement of the surviving fund.
(6)	Adjustment based on legal, audit and printing arrangements of the surviving fund.
(7)	Adjustment due to the elimination of duplicative expenses achieved by merging the funds.
(8)	Adjustment based on director compensation plan for the surviving fund.
(9)	Based on fee waiver/reimbursement agreement in effect for the surviving fund.
(10)	Credit arrangement with the transfer agent will be eliminated after the merger.
(11)	Adjustment due to disposition of securities to meet the BlackRock Fund’s investment criteria.

27

III. NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

The Board of Trustees of the State Street Research Income Trust, at meetings held on August 23, 2004 and September 21,22, and 28, 2004 and the Board of Trustees of the BlackRock Funds, at a meeting held on September 10, 2004 each approved their respective funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of State Street Research High Income Fund (the “SSR Fund”), a series of the State Street Research Income Trust, the Fund will transfer all of its assets, subject to its liabilities, to the BlackRock High Yield Bond Portfolio (the “BlackRock Fund”), a series of the BlackRock Funds, in exchange for a number of shares of the BlackRock Fund equal in value to the net assets of the SSR Fund (the “Exchange”). If the Exchange is consummated, shares of the Portfolio then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments, and statement of assets and liabilities reflect the financial position of the BlackRock Fund and the SSR Fund at March 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of the BlackRock Fund and the SSR Fund for the twelve months ended March 31, 2004. These statements have been derived from the books and records of the BlackRock Fund and the SSR Fund utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are March 31 for the Fund and September 30 for the BlackRock Fund.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the BlackRock Fund and the SSR Fund included or incorporated by reference in their respective Statements of Additional Information. Such pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2004. Following the Exchange, the BlackRock Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by BlackRock, Inc. and SSRM Holdings, Inc.

NOTE 2—Fund Valuation:

Net asset value is calculated separately for each class of shares of the BlackRock Fund as of the close of regular trading hours on the NYSE on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned by the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by the BlackRock Fund is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the BlackRock Fund’s Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund’s Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund’s Board of Trustees as reflecting fair value. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the BlackRock Fund may be

28

traded on non-U.S. exchanges or over-the-counter markets on days on which the BlackRock Fund’s net asset value is not calculated. In such cases, the net asset value of the BlackRock Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the BlackRock Fund.

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund’s Board of Trustees. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund’s Board of Trustees.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Fund that would have been issued at March 31, 2004 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the SSR Fund, as of March 31, 2004, divided by the net asset value per share of the shares of the BlackRock Fund as of March 31, 2004. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2004:

Class of Shares	Shares of BlackRock Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
BlackRock	11,874,781	0	11,874,781
Institutional	21,538,277	640,406	22,178,683
Service	14,045,696	0	14,045,696
Investor A	8,933,863	34,612,617	43,546,480
Investor B	13,710,298	5,044,520	18,754,818
Investor C	9,661,946	1,428,381	11,090,327

NOTE 4—Pro Forma Operating Expenses:

The pro forma statement of operations for the 12 month period ending March 31, 2004, as adjusted, giving effect to the Exchange reflects changes in expenses of the BlackRock Fund as if the Exchange was consummated on April 1, 2003. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

The BlackRock Fund and the SSR Fund each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Exchange is consummated, the

29

BlackRock Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the Fund will make any required income or capital gain distributions prior to consummation of this Exchange, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The BlackRock Fund will succeed to the capital loss carryforwards of the SSR Fund, which will be subject to the limitations described below. The SSR Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its respective capital gains. As a result of the Reorganization, however, the SSR Fund will undergo an “ownership change” for tax purposes (because the SSR Fund is significantly smaller than the BlackRock Fund), and accordingly, the capital loss carryforwards of the SSR Fund (and certain “built-in losses”) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of the net asset value of the SSR Fund immediately prior to the ownership change and a rate established by the IRS for January, 2005, which is the month of the Closing Date (for example, such rate is 4.51% for November, 2004)). Subject to certain limitations, any unused portion of the “annual loss limitation amount” may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

If the Reorganization were not to occur, the SSR Fund, which has net assets of approximately $312.6 million, would have approximately $455.6 million of capital loss carryforwards to offset future capital gains, without creating any tax liability, until those losses expire over a period of approximately 5 1/2 years. If the Reorganization were to occur, the capital loss carryforwards of the SSR Fund would be available to offset future capital gains of the BlackRock Fund (other than built-in gains attributable to the BlackRock Fund, as described above) only in an amount equal to approximately $14.75 million per year (the “annual loss limitation amount,” as described above), prior to the expiration of those losses over a period of approximately 5 1/2 years. The combined BlackRock Fund after the Reorganization would have net assets of approximately $926.0 million. All of the above numbers are based on data as of August 31, 2003, and such numbers will change based on, among other things, future performance and the actual date of the Reorganization.

The identified cost of investments for the BlackRock Fund and the SSR Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

30

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

Indemnification of BlackRock Funds’ principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 7(a). Indemnification of BlackRock Funds’ Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement filed herewith as Exhibit 9(a), Section 12 of the Transfer Agency Agreement filed herewith as Exhibit 13(b) and Section 9 of the Administration Agreement filed herewith as Exhibit 13(a). BlackRock Fund intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the BlackRock Fund’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

C-1

Section 9.6 of the BlackRock Funds’ Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of BlackRock Funds. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

ITEM 16.	EXHIBITS

Ex. Number	Description
(1)(a)	Declaration of Trust of BlackRock Funds dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to BlackRock Funds’ Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996

(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(2)	Amended and Restated Code of Regulations of BlackRock Funds is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 11, 1999

(3)	None

(4)	Form of Agreement and Plan of Reorganization, filed herewith as Appendix C to Proxy Statement/Prospectus

(5)	Sections V, VIII and IX of BlackRock Funds’ Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998; Article II of BlackRock Funds’ Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

C-2

Ex. Number	Description
(6)(a)	Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to BlackRock Funds’ Registration Statement on Form N-1A filed on May 30, 1996

(b)	Form of Addendum No. 4 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 37 to BlackRock Funds’ Registration Statement on Form N-1A filed on August 7, 1998

(c)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 37 to BlackRock Funds’ Registration Statement on Form N-1A filed on August 7, 1998

(d)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

(e)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Financial Management, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ff) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

(7)(a)	Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 29, 2001

(b)	Form of Appendix A to Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(8)	None

(9)(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Sub-Custodian Agreement dated April 27, 1992 among BlackRock Funds, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(c)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(e)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(f)	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 1997

C-3

Ex. Number	Description
(10)(a)	Amended and Restated Distribution and Service Plan dated September 10, 2004 of BlackRock Funds is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System dated September 10, 2004 of BlackRock Funds is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(11)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP, filed herewith

(12)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters*

(13)(a)	Amended and Restated Administration Agreement dated February 10, 2004 among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Amended and Restated Transfer Agency Agreement dated February 10, 2004 between BlackRock Funds and PFPC Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(c)	Share Acquisition Agreement dated April 29, 1998 by and among BlackRock Funds and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to BlackRock Funds’ Registration Statement on Form N-1A filed on April 29, 1998

(d)	Form of Amendment Agreement to Transfer Agency Agreement dated October 4, 1989 between BlackRock Funds and PFPC Inc. relating to internet services is incorporated herein by reference to Exhibit 8(m) of Post-Effective Amendment No. 56 to BlackRock Funds’ Registration Statement on Form N-1A filed on August 16, 2000

(e)	Form of Amendment Agreement to Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 58 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 14, 2000

(14)(a)	Consent of PricewaterhouseCoopers LLP, filed herewith

(b)	Consent of Deloitte & Touche LLP, filed herewith

(15)	None

(16)(a)	Power of Attorney of David R. Wilmerding, Jr. dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(b)	Power of Attorney of Robert M. Hernandez dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(c)	Power of Attorney of Laurence D. Fink dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-lA filed on September 27, 2004

(d)	Power of Attorney of Stuart E. Eizenstat dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

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Ex. Number	Description
(e)	Power of Attorney of Dr. Matina Horner dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(17)	Form of Proxy Ballot is incorporated herein by reference to Exhibit 17 of Registrant’s Registration Statement on Form N-14 filed on October 1, 2004

*	To be filed by amendment

ITEM 17.	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion, but in any event no later than one business day after consummation of the Reorganization.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on the 8th day of November, 2004.

BLACKROCK FUNDSSM

By:	/S/ LAURENCE D. FINK
Laurence D. Fink President (Principal Executive Officer)

By:	/S/ PAUL AUDET
Paul Audet Treasurer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

*STUART E. EIZENSTAT (Stuart E. Eizenstat)	Trustee	November 8, 2004

*LAURENCE D. FINK (Laurence D. Fink)	Trustee and President	November 8, 2004

*ROBERT M. HERNANDEZ (Robert M. Hernandez)	Trustee	November 8, 2004

*DR. MATINA HORNER (Dr. Matina Horner)	Trustee	November 8, 2004

*DAVID R. WILMERDING, JR. (David R. Wilmerding, Jr.)	Trustee and Chairman of the Board	November 8, 2004

*By:	/S/ ANNE ACKERLEY Anne Ackerley, Attorney-in-fact

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SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

(11)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP

(14)(a)	Consent of PricewaterhouseCoopers LLP

(b)	Consent of Deloitte & Touche LLP